UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-22449

American Funds Mortgage Fund

(Exact Name of Registrant as Specified in Charter)

6455 Irvine Center Drive

Irvine, California 92618

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: August 31

Date of reporting period: August 31, 2017

Steven I. Koszalka

American Funds Mortgage Fund

333 South Hope Street

Los Angeles, California 90071

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

American Funds Mortgage Fund® Annual report for the year ended August 31, 2017

We believe high-
conviction investing
and diverse
perspectives lead
to better results.

American Funds Mortgage Fund seeks to provide current income and preservation of capital.

This fund is one of more than 40 offered by one of the nation’s largest mutual fund families, American Funds, from Capital Group. For more than 85 years, Capital has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 3.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit americanfunds.com.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended September 30, 2017 (the most recent calendar quarter-end):

			Lifetime
Class A shares	1 year	5 years	(since 11/1/10)

Reflecting 3.75% maximum sales charge	–2.94%	0.93%	1.76%

For other share class results, visit americanfunds.com and americanfundsretirement.com.

The total annual fund operating expense ratio is 0.69% for Class A shares as of the prospectus dated November 1, 2017 (unaudited).

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect expense reimbursements, without which results would have been lower. Visit americanfunds.com for more information.

The fund’s 30-day yield for Class A shares as of September 30, 2017, calculated in accordance with the U.S. Securities and Exchange Commission (SEC) formula, was 1.24%. The fund’s 12-month distribution rate for Class A shares as of that date was 1.25%. Both reflect the 3.75% maximum sales charge. The SEC yield reflects the rate at which the fund is earning income on its current portfolio of securities while the distribution rate reflects the fund’s past dividends paid to shareholders. Accordingly, the fund’s SEC yield and distribution rate may differ.

The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. Investments in mortgage-related securities involve additional risks, such as prepayment risk, as more fully described in the prospectus. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Contents

1	Letter to investors

3	The value of a $10,000 investment

4	Summary investment portfolio

8	Financial statements

32	Board of trustees and other officers

Fellow investors:

During a year in which the U.S. economy grew at a moderate pace and the housing market strengthened, high conviction investments in mortgages and other high-quality investments generated positive total returns for American Funds Mortgage Fund shareholders.

For the fiscal year ended August 31, 2017, the fund posted a total return of 1.94%, with all distributions reinvested. By way of comparison, the unmanaged Bloomberg Barclays U.S. Mortgage Backed Securities Index — the fund’s primary benchmark — gained 0.80%, while the fund’s peer group, as measured by the Lipper Intermediate U.S. Government Funds Average, declined –0.07%. The Lipper GNMA Funds Average rose 0.08%.

During the 12-month period, the fund paid dividends totaling 13.5 cents a share, resulting in an income return of 1.33% for those investors opting to reinvest dividends or take dividends in cash. The fund also paid a capital gain of 9.0 cents a share on December 30, 2016.

Bond market overview

Over the past 12 months, the U.S. economy continued to improve. Growth remains positive, driven by consumer spending and business investment, while the labor market further tightened and inflation was tame. Equity market volatility dampened, driving robust stock market returns, while bond market investors sustained mixed results.

The housing market had a relatively strong year, as household formation and housing starts both continued to pick up. Home prices increased 6% year-over-year through 2017’s second quarter. Mortgage lenders have seen both residential and commercial delinquencies steadily decline over the past year.

The U.S. Federal Reserve boosted the federal funds rate by 25 basis points three times in as many quarters from December 2016 to end at a range of 1.00% to 1.25% in June 2017. The Fed’s decision to engage in these rate hikes was driven by strong labor market conditions and an expectation of a sustained return to its 2% inflation target. Labor market conditions and the inflation outlook will dictate whether there will be additional rate increases this year. Longer term rates, which have a greater impact on mortgage interest rates, also finished the fiscal year modestly higher. As a result, mortgage refinancing volume declined in the past year to the lowest since 2014.

Results at a glance

For periods ended August 31, 2017, with all distributions reinvested

	Cumulative	Average annual
	total returns	total returns
				Lifetime
	1 year	3 years	5 years	(since 11/1/10)

American Funds Mortgage Fund (Class A shares)	1.94%	2.31%	1.84%	2.42%
Bloomberg Barclays U.S. Mortgage Backed Securities Index*	0.80	2.46	2.05	2.67
Lipper Intermediate U.S. Government Funds Average†	–0.07	1.56	1.03	1.79
Lipper GNMA Funds Average†	0.08	1.43	1.11	2.03

*	Source: Bloomberg Index Services Ltd. The market index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.
†	Source: Thomson Reuters Lipper. Lipper averages reflect the current composition of all eligible mutual funds (all share classes) within a given category. Lipper categories are dynamic and averages may have few funds, especially over longer periods. To see the number of funds included in the Lipper category for each fund’s lifetime, please see the Quarterly Statistical Update available on our website.

American Funds Mortgage Fund	1

Inside the portfolio

American Funds Mortgage Fund sought to invest in select mortgage-backed securities and other high-quality investments during its fiscal year. There were no major policy changes in the housing market over the period. Investment decisions were instead based on market movements and informed by rigorous research on individual securities.

The fund’s return exceeded its benchmark, the Bloomberg Barclays U.S. Mortgage Backed Securities Index, for the year. Although the portfolio’s duration — a measure of the fund’s sensitivity to interest rates — tracked its index closely much of the time, when it did deviate it tended to improve relative returns, providing a net positive contribution for the period. At the end of the fiscal year, the fund was positioned shorter than the index.

Managers were positioned for the yield curve to steepen, meaning that longer term rates would rise relative to shorter term rates and/or shorter term rates would fall relative to longer term rates. To manage duration and curve positioning, the managers utilized both cash bonds and derivatives such as interest rate swaps and futures. In this case, the fund primarily used these derivatives to shift its interest-rate exposure away from long maturities and towards intermediate maturities. Their curve steepening view helped in the first half but hurt in the second half as the curve flattened, resulting in a net negative impact on relative results. Treasury Inflation-Protected Securities (TIPS) holdings had a modest net positive impact during the fund’s fiscal year.

Based on a broad view that many mortgage-backed securities are overvalued, American Funds Mortgage Fund was consistently less exposed to agency mortgage-backed securities (MBS) than its benchmark throughout its fiscal year. As an alternative, managers have owned other AAA-rated securities, as agency MBS has looked relatively less attractive on a valuation basis. Because MBS returns were fairly weak over the period compared to other bond sectors, the portfolio’s relatively low exposure to MBS provided a positive contribution to relative results. However, over the past six months, relative returns from specific MBS security selections were negatively impacted due to their favoring MBS with higher coupon payments — the amount of interest bonds pay on a periodic basis — as opposed to those with lower coupons. In fact, prices of the lower coupon MBS rose on a relative basis.

Looking ahead

Managers remain concerned with the level of compensation investors receive for bearing risk across most markets. The fund’s relatively low allocation to mortgages combined with a position that anticipates that the yield curve will steepen is meant to protect shareholders from the reemergence of significant economic or financial market uncertainty.

The Fed’s announcement of reduced mortgage portfolio reinvestments, a policy move which increases the supply of MBS available to private investors, could also lead to more attractive valuations for our incremental mortgage investment opportunities.

Until this extended period of low volatility culminates, home prices will likely continue to modestly appreciate due to prolonged easy monetary conditions globally and persistent historically low U.S. mortgage rates. In recognition of the last downturn, home mortgage lending standards have not weakened over the last few years.

We rely on fundamental analysis to develop high-conviction ideas and select securities that we believe will add value to the portfolio. A mortgage fund affords investors a unique opportunity to own high-quality assets with low interest rate risk relative to government securities and minimal credit risk. These characteristics should continue to provide a very low correlation to equities under most market conditions.

Thank you for choosing to invest in American Funds Mortgage Fund. We look forward to reporting to you again in six months.

Cordially,

David Betanzos

President

October 18, 2017

For current information about the fund, visit americanfunds.com.

Why your annual report has a different look

You have probably noticed that this annual report doesn’t look like the glossier reports of the past. After surveying a large, representative sample of our investors, we have decided to make a few key changes to these documents and have adjusted the look and feel of our reports (e.g., paper stock and design standards) to reflect the prevailing industry norm. These changes will reduce costs and the amount of paper we consume.

You also told us that we should be considering ways to deliver the valuable perspective of our investment professionals to you digitally. We are in the process of building our digital investor education content on our website, which will provide a platform for investment professionals to communicate with investors using the channels that you access more often.

If you have not already done so, you can elect to receive your annual reports electronically. Once you do, you will receive an email notification as soon as the documents are available. To learn more, visit americanfunds.com/gopaperless. ■

2	American Funds Mortgage Fund

The value of a $10,000 investment

How a $10,000 investment has grown (for the period November 1, 2010, to August 31, 2017, with all distributions reinvested)

Fund results shown, unless otherwise indicated, reflect deduction of the maximum sales charge of 3.75% on the $10,000 investment.1 Thus, the net amount invested was $9,625.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $100,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	Source: Bloomberg Index Services Ltd. The market index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.
[3]	Source: Thomson Reuters Lipper. Results of the Lipper Intermediate U.S. Government Funds Average do not reflect any sales charges. Lipper averages reflect the current composition of all eligible mutual funds (all share classes) within a given category. Lipper categories are dynamic and averages may have few funds, especially over longer periods. To see the number of funds included in the Lipper category for each fund’s lifetime, please see the Quarterly Statistical Update available on our website.
[4]	For the period November 1, 2010, commencement of operations, through August 31, 2011.

Past results are not predictive of results for future periods. The results shown are before taxes on fund distributions and sale of fund shares.

Average annual total returns based on a $1,000 investment (for periods ended August 31, 2017)*

			Lifetime
	1 year	5 years	(since 11/1/10)

Class A shares	–1.89%	1.07%	1.84%

*	Assumes reinvestment of all distributions and payment of the maximum 3.75% sales charge.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect expense reimbursements, without which results would have been lower. Visit americanfunds.com for more information.

American Funds Mortgage Fund	3

Summary investment portfolio August 31, 2017

Portfolio by type of security	Percent of net assets

Mortgage-backed obligations summary		Percent of net assets
30-year pass-throughs:
Freddie Mac	19.91%
Fannie Mae	16.65
Ginnie Mae	13.83	50.39%
Other		5.86
Total		56.25%

Portfolio quality summary*	Percent of net assets
U.S. Treasury and agency†	29.08%
AAA/Aaa	59.70
AA/Aa	1.52
A/A	.29
Unrated	.09
Short-term securities & other assets less liabilities	9.32

*	Bond ratings, which typically range from AAA/Aaa (highest) to D (lowest), are assigned by credit rating agencies such as Standard & Poor’s, Moody’s and/or Fitch as an indication of an issuer’s creditworthiness. In assigning a credit rating to a security, the fund looks specifically to the ratings assigned to the issuer of the security by Standard & Poor’s, Moody’s and/or Fitch. If agency ratings differ, the security will be considered to have received the highest of those ratings, consistent with the fund’s investment policies. Securities in the “unrated” category (above) have not been rated by a rating agency; however, the investment adviser performs its own credit analysis and assigns comparable ratings that are used for compliance with the fund’s investment policies. The ratings are not covered by the Report of Independent Registered Public Accounting Firm.
†	These securities are guaranteed by the full faith and credit of the U.S. government.

Bonds, notes & other debt instruments 90.68%	Principal amount (000)	Value (000)
Mortgage-backed obligations 56.25%
Federal agency mortgage-backed obligations 53.28%
Fannie Mae 3.50% 2034[1]	$26,020	$27,334
Fannie Mae 3.50% 2046[1]	34,890	36,294
Fannie Mae 3.50% 2047[1,2]	22,700	23,521
Fannie Mae 4.00% 2047[1]	78,090	82,545
Fannie Mae 4.00% 2047[1,2]	62,425	65,856
Fannie Mae 4.00% 2047[1,2]	50,000	52,826
Fannie Mae 4.00% 2047[1]	29,477	31,159
Fannie Mae 2.28%–5.00% 2017–2053[1,2]	267,814	282,841
Freddie Mac 3.50% 2035[1]	76,793	80,503
Freddie Mac 3.50% 2045[1]	32,096	33,576
Freddie Mac 3.50% 2047[1]	26,260	27,359
Freddie Mac 4.00% 2047[1,2]	247,248	260,895
Freddie Mac 4.00% 2047[1,2]	100,000	105,680
Freddie Mac 4.00% 2047[1]	70,399	74,448
Freddie Mac 4.00% 2047[1]	33,067	34,969
Freddie Mac 4.50% 2047[1,2]	36,700	39,438
Freddie Mac Pool #760014 2.972% 2045[1,3]	25,269	26,101
Freddie Mac 2.52%–6.00% 2023–2047[1]	58,950	62,345
Freddie Mac Seasoned Credit Risk Transfer Trust 2.00%–3.00% 2056[1]	36,248	36,884
Government National Mortgage Assn. 4.00% 2047[1]	191,368	202,533
Government National Mortgage Assn. 4.00% 2047[1,2]	90,000	94,732
Government National Mortgage Assn. 4.00% 2047[1,2]	50,000	52,691
Government National Mortgage Assn. 4.00% 2047[1]	28,293	29,992
Government National Mortgage Assn. 4.50% 2047[1]	25,436	27,135
Government National Mortgage Assn. 0.75%–6.50% 2032–2066[1,2,3]	250,418	116,932
Other securities		13,927
		1,922,516

4	American Funds Mortgage Fund

	Principal amount (000)	Value (000)
Collateralized mortgage-backed (privately originated) 2.88%
Other securities		$103,721

Commercial mortgage-backed securities 0.09%
Other securities		3,288

Total mortgage-backed obligations		2,029,525

U.S. Treasury bonds & notes 16.89%
U.S. Treasury 8.99%
U.S. Treasury 2.00% 2021	$24,000	24,378
U.S. Treasury 1.875% 2022	84,000	84,682
U.S. Treasury 1.875% 2022	28,000	28,241
U.S. Treasury 2.125% 2022[4]	46,000	46,827
U.S. Treasury 1.625% 2023	35,321	34,953
U.S. Treasury 2.50% 2023	24,679	25,603
U.S. Treasury 0.75%–2.88% 2019–2046	78,673	79,689
		324,373

U.S. Treasury inflation-protected securities 7.90%
U.S. Treasury Inflation-Protected Security 0.375% 2025[4,5]	57,533	58,065
U.S. Treasury Inflation-Protected Security 2.375% 2025[5]	30,538	35,213
U.S. Treasury Inflation-Protected Security 2.00% 2026[5]	48,501	55,134
U.S. Treasury Inflation-Protected Security 0.375% 2027[5]	24,337	24,330
U.S. Treasury Inflation-Protected Security 0.75% 2042[5]	32,862	32,190
U.S. Treasury Inflation-Protected Security 1.375% 2044[5]	40,564	45,407
U.S. Treasury Inflation-Protected Securities 0.13%–2.13% 2022–2041[5]	34,927	34,844
		285,183

Total U.S. Treasury bonds & notes		609,556

Federal agency bonds & notes 12.19%
Fannie Mae 0.875% 2019	30,000	29,722
Fannie Mae 1.00% 2019	85,000	84,549
Fannie Mae 1.875% 2022	195,000	196,437
Freddie Mac 0.875% 2018	85,000	84,599
Freddie Mac 0.875% 2019	45,000	44,590
		439,897

Asset-backed obligations 5.33%
Chase Issuance Trust, Series 2015-A7, Class A, 1.62% 2020[1]	25,295	25,334
Other securities		166,866
		192,200

Corporate bonds & notes 0.02%
Financials 0.02%
Other securities		855

Total bonds, notes & other debt instruments (cost: $3,252,000,000)		3,272,033

Short-term securities 29.07%
Coca-Cola Co. 1.22% due 12/6/2017[6]	50,000	49,843
ExxonMobil Corp. 1.08% due 9/14/2017	26,100	26,089
Federal Farm Credit Banks 1.13% due 1/26/2018	100,000	99,552
Federal Home Loan Bank 1.03%–1.11% due 9/15/2017–12/7/2017	275,200	274,727
Freddie Mac 1.02%–1.03% due 11/10/2017–11/20/2017	115,000	114,760
General Electric Co. 1.08% due 9/1/2017	70,500	70,498
Hershey Co. 1.14% due 9/19/2017[6]	30,000	29,982
Mizuho Bank, Ltd. 1.34% due 11/21/2017[6]	45,000	44,871
Private Export Funding Corp. 1.26% due 11/17/2017[6]	55,000	54,853

American Funds Mortgage Fund	5

Short-term securities (continued)	Principal amount (000)	Value (000)
Sumitomo Mitsui Banking Corp. 1.26% due 11/27/2017[6]	$40,000	$39,874
U.S. Treasury Bills 1.01%–1.02% due 11/16/2017–11/24/2017	225,000	224,513
Other securities		19,148

Total short-term securities (cost: $1,048,609,000)		1,048,710
Total investment securities 119.75% (cost: $4,300,609,000)		4,320,743
Other assets less liabilities (19.75)%		(712,516)

Net assets 100.00%		$3,608,227

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. “Other securities” includes securities which were valued under fair value procedures adopted by authority of the board of trustees. The total value of securities which were valued under fair value procedures was $8,809,000, which represented .24% of the net assets of the fund.

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount[7] (000)	Value at 8/31/2017[8] (000)	Unrealized appreciation (depreciation) at 8/31/2017 (000)
30 Day Federal Funds Futures	Long	2,006	October 2017	$835,833	$826,245	$373
20 Year U.S. Treasury Bond Futures	Long	397	December 2017	39,700	61,969	354
30 Year Ultra U.S. Treasury Bond Futures	Long	32	December 2017	3,200	5,411	41
10 Year Ultra U.S. Treasury Note Futures	Short	277	December 2017	(27,700)	(37,819)	(181)
5 Year U.S. Treasury Note Futures	Long	17,607	January 2018	1,760,700	2,086,429	3,229
						$3,816

6	American Funds Mortgage Fund

Swap contracts

Interest rate swaps

Receive	Pay	Expiration date	Notional (000)	Value at 8/31/2017 (000)	Upfront payments/ receipts (000)	Unrealized (depreciation) appreciation at 8/31/2017 (000)
U.S. EFFR	1.17865%	11/1/2017	$4,666,600	$(140)	$—	$(140)
U.S. EFFR	1.1745%	11/1/2017	9,333,400	(187)	—	(187)
U.S. EFFR	1.2165%	11/1/2017	6,400,000	(448)	—	(448)
U.S. EFFR	1.2465%	1/31/2018	6,550,000	(196)	—	(196)
3-month USD-LIBOR	1.217%	9/22/2021	70,000	1,317	—	1,317
3-month USD-LIBOR	1.225%	9/22/2021	70,000	1,295	—	1,295
3-month USD-LIBOR	1.2796%	10/11/2021	100,000	1,672	—	1,672
3-month USD-LIBOR	1.785%	3/27/2022	35,000	(84)	—	(84)
3-month USD-LIBOR	2.74125%	11/22/2023	4,000	(211)	—	(211)
3-month USD-LIBOR	2.683%	8/4/2024	16,000	(823)	—	(823)
3-month USD-LIBOR	2.27%	12/5/2026	69,600	(1,420)	—	(1,420)
3-month USD-LIBOR	2.24%	12/5/2026	85,400	(1,522)	—	(1,522)
3-month USD-LIBOR	3.34%	6/27/2044	11,000	(2,224)	—	(2,224)
3-month USD-LIBOR	3.206%	7/31/2044	7,000	(1,224)	—	(1,224)
3-month USD-LIBOR	3.238%	8/8/2044	6,000	(1,088)	—	(1,088)
3-month USD-LIBOR	3.2265%	9/25/2044	12,500	(2,244)	—	(2,244)
3-month USD-LIBOR	2.7045%	1/2/2045	16,500	(1,156)	—	(1,156)
3-month USD-LIBOR	2.4945%	1/9/2045	7,000	(179)	—	(179)
3-month USD-LIBOR	2.454%	1/15/2045	7,000	(119)	—	(119)
3-month USD-LIBOR	2.525%	10/20/2045	10,000	(323)	—	(323)
3-month USD-LIBOR	2.516%	10/20/2045	15,000	(455)	—	(455)
3-month USD-LIBOR	2.5315%	10/26/2045	16,000	(539)	—	(539)
3-month USD-LIBOR	2.57067%	11/9/2045	6,600	(278)	—	(278)
3-month USD-LIBOR	2.6485%	11/16/2045	6,525	(385)	—	(385)
3-month USD-LIBOR	2.52822%	11/23/2045	13,350	(440)	—	(440)
3-month USD-LIBOR	2.59125%	12/16/2045	13,500	(630)	—	(630)
3-month USD-LIBOR	2.4095%	1/14/2046	10,000	(72)	—	(72)
3-month USD-LIBOR	2.33725%	2/1/2046	25,000	216	—	216
3-month USD-LIBOR	1.991%	6/13/2046	6,000	509	—	509
3-month USD-LIBOR	1.9905%	6/13/2046	4,000	340	—	340
3-month USD-LIBOR	1.7985%	6/30/2046	12,000	1,526	—	1,526
3-month USD-LIBOR	2.7265%	12/22/2046	34,000	(2,637)	—	(2,637)
					$—	$(12,149)

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[2]	Purchased on a TBA basis.
[3]	Coupon rate may change periodically.
[4]	A portion of this security was pledged as collateral. The total value of pledged collateral was $67,270,000, which represented 1.86% of the net assets of the fund.
[5]	Index-linked bond whose principal amount moves with a government price index.
[6]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $435,263,000, which represented 12.06% of the net assets of the fund.
[7]	Notional amount is calculated based on the number of contracts and notional contract size.
[8]	Value is calculated based on the notional amount and current market price.

Key to abbreviations and symbol

EFFR = Federal Funds Effective Rate

LIBOR = London Interbank Offered Rate

TBA = To-be-announced

USD/$ = U.S. dollars

See Notes to Financial Statements

American Funds Mortgage Fund	7

Financial statements

Statement of assets and liabilities at August 31, 2017	(dollars in thousands)

Assets:
Investment securities in unaffiliated issuers, at value (cost: $4,300,609)		$4,320,743
Cash		443
Receivables for:
Sales of investments	$615,102
Sales of fund’s shares	1,934
Variation margin on futures contracts	1,436
Variation margin on swap contracts	118
Interest	9,151
Other	22	627,763
		4,948,949
Liabilities:
Payables for:
Purchases of investments	1,337,871
Repurchases of fund’s shares	724
Dividends on fund’s shares	11
Investment advisory services	711
Services provided by related parties	327
Trustees’ deferred compensation	6
Variation margin on futures contracts	65
Variation margin on swap contracts	936
Other	71	1,340,722
Net assets at August 31, 2017		$3,608,227

Net assets consist of:
Capital paid in on shares of beneficial interest		$3,591,261
Undistributed net investment income		794
Undistributed net realized gain		4,371
Net unrealized appreciation		11,801
Net assets at August 31, 2017		$3,608,227

See Notes to Financial Statements

8	American Funds Mortgage Fund

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —

unlimited shares authorized (353,697 total shares outstanding)

		Shares	Net asset value
	Net assets	outstanding	per share
Class A	$217,502	21,322	$10.20
Class C	21,000	2,066	10.17
Class T	10	1	10.20
Class F-1	14,363	1,408	10.20
Class F-2	46,706	4,577	10.21
Class F-3	10,957	1,074	10.20
Class 529-A	19,388	1,901	10.20
Class 529-C	6,417	632	10.15
Class 529-E	1,483	145	10.20
Class 529-T	10	1	10.20
Class 529-F-1	7,127	699	10.20
Class R-1	3,462	340	10.17
Class R-2	3,267	322	10.15
Class R-2E	92	9	10.19
Class R-3	26,361	2,586	10.19
Class R-4	2,324	228	10.20
Class R-5E	10	1	10.20
Class R-5	744	73	10.20
Class R-6	3,227,004	316,312	10.20

See Notes to Financial Statements

American Funds Mortgage Fund	9

Statement of operations for the year ended August 31, 2017	(dollars in thousands)

Investment income:
Income:
Interest			$51,787
Fees and expenses*:
Investment advisory services	$7,248
Distribution services	1,093
Transfer agent services	608
Administrative services	1,435
Reports to shareholders	52
Registration statement and prospectus	346
Trustees’ compensation	17
Auditing and legal	88
Custodian	7
Other	102
Total fees and expenses before reimbursement	10,996
Less transfer agent services reimbursement	—	†
Total fees and expenses after reimbursement			10,996
Net investment income			40,791

Net realized gain and unrealized appreciation:
Net realized gain on:
Investments in unaffiliated issuers	644
Futures contracts	7,502
Swap contracts	10,997		19,143
Net unrealized (depreciation) appreciation on:
Investments in unaffiliated issuers	(10,608)
Futures contracts	4,734
Swap contracts	21,057		15,183
Net realized gain and unrealized appreciation			34,326
Net increase in net assets resulting from operations			$75,117

*	Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.
†	Amount less than one thousand.

See Notes to Financial Statements

10	American Funds Mortgage Fund

Statements of changes in net assets

(dollars in thousands)

	Year ended August 31
	2017	2016
Operations:
Net investment income	$40,791	$23,191
Net realized gain	19,143	51,315
Net unrealized appreciation (depreciation)	15,183	(11,397)
Net increase in net assets resulting from operations	75,117	63,109

Dividends and distributions paid or accrued to shareholders:
Dividends from net investment income	(50,431)	(39,343)
Distributions from net realized gain on investments	(25,288)	(23,666)
Total dividends and distributions paid or accrued to shareholders	(75,719)	(63,009)

Net capital share transactions	1,078,612	743,452

Total increase in net assets	1,078,010	743,552

Net assets:
Beginning of year	2,530,217	1,786,665
End of year (including undistributed net investment income: $794 and $253, respectively)	$3,608,227	$2,530,217

See Notes to Financial Statements

American Funds Mortgage Fund	11

Notes to financial statements

1. Organization

American Funds Mortgage Fund (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks to provide current income and preservation of capital.

The fund has 19 share classes consisting of six retail share classes (Classes A, C, T, F-1, F-2 and F-3), five 529 college savings plan share classes (Classes 529-A, 529-C, 529-E, 529-T and 529-F-1) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 3.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge*)	None
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes T and 529-T†	Up to 2.50%	None	None
Classes F-1, F-2, F-3 and 529-F-1	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None
*	18 months for shares purchased on or after August 14, 2017.
†	Class T and 529-T shares are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) are allocated daily among the various share classes based on the relative value of their settled shares. Realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Dividends and distributions to shareholders — Dividends to shareholders are declared daily after the determination of the fund’s net investment income and are paid to shareholders monthly. Distributions to shareholders are recorded on the ex-dividend date.

12	American Funds Mortgage Fund

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Municipal securities	Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Exchange-traded futures are generally valued at the official settlement price of, or the last reported sale price on, the exchange or market on which such instruments are traded, as of the close of business on the day the futures are being valued or, lacking any sales, at the last available bid price. Prices for each future are taken from the exchange or market on which the security trades. Interest rate swaps are generally valued by pricing vendors based on market inputs that include the index and term of index, reset frequency, payer/receiver, currency and pay frequency.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as

American Funds Mortgage Fund	13

deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of August 31, 2017 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
Mortgage-backed obligations	$—	$2,029,525	$—	$2,029,525
U.S. Treasury bonds & notes	—	609,556	—	609,556
Federal agency bonds & notes	—	439,897	—	439,897
Asset-backed obligations	—	192,200	—	192,200
Corporate bonds & notes	—	—	855	855
Short-term securities	—	1,048,710	—	1,048,710
Total	$—	$4,319,888	$855	$4,320,743

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$3,997	$—	$—	$3,997
Unrealized appreciation on interest rate swaps	—	6,875	—	6,875
Liabilities:
Unrealized depreciation on futures contracts	(181)	—	—	(181)
Unrealized depreciation on interest rate swaps	—	(19,024)	—	(19,024)
Total	$3,816	$(12,149)	$—	$(8,333)

*	Futures contracts and interest rate swaps are not included in the investment portfolio.

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Investing in mortgage-related and other asset-backed securities — Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. Such securities often involve risks that are different from or more acute than the risks associated with investing in other types of debt securities. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in the fund having to reinvest the proceeds in lower yielding securities, effectively reducing the fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing the fund’s cash available for reinvestment in higher yielding securities.

14	American Funds Mortgage Fund

Market conditions — The prices of, and the income generated by, the securities held by the fund may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Liquidity risk — Certain fund holdings may be deemed to be less liquid or illiquid because they cannot be readily sold without significantly impacting the value of the holdings. Liquidity risk may result from the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the fund may be unable to sell such holdings when necessary to meet its liquidity needs.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Investing in future delivery contracts — The fund may enter into contracts, such as to-be-announced contracts and mortgage dollar rolls, that involve the fund selling mortgage-related securities and simultaneously contracting to repurchase similar securities for delivery at a future date at a predetermined price. This can increase the fund’s market exposure, and the market price of the securities that the fund contracts to repurchase could drop below their purchase price. While the fund can preserve and generate capital through the use of such contracts by, for example, realizing the difference between the sale price and the future purchase price, the income generated by the fund may be reduced by engaging in such transactions. In addition, these transactions may increase the turnover rate of the fund.

Investing in inflation linked bonds — The values of inflation linked bonds generally fluctuate in response to changes in real interest rates — i.e., rates of interest after factoring in inflation. A rise in real interest rates may cause the prices of inflation linked securities to fall, while a decline in real interest rates may cause the prices to increase. Inflation linked bonds may experience greater losses than other debt securities with similar durations when real interest rates rise faster than nominal interest rates. There can be no assurance that the value of an inflation linked security will be directly correlated to changes in interest rates; for example, if interest rates rise for reasons other than inflation, the increase may not be reflected in the security’s inflation measure.

Investing in inflation linked bonds may also reduce the fund’s distributable income during periods of extreme deflation. If prices for goods and services decline throughout the economy, the principal and income on inflation linked securities may decline and result in losses to the fund.

Investing in derivatives — The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional cash securities, such as stocks and bonds. Changes in the value of a derivative may not correlate

American Funds Mortgage Fund	15

perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a derivative instrument may expose the fund to losses in excess of its initial investment. Derivatives may be difficult for the fund to buy or sell at an opportune time or price and may be difficult to terminate or otherwise offset. The fund’s use of derivatives may result in losses to the fund, and investing in derivatives may reduce the fund’s returns and increase the fund’s price volatility. The fund’s counterparty to a derivative transaction (including, if applicable, the fund’s clearing broker, the derivatives exchange or the clearinghouse) may be unable or unwilling to honor its financial obligations in respect of the transaction.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Index-linked bonds — The fund has invested in index-linked bonds, which are fixed-income securities whose principal value is periodically adjusted to a government price index. Over the life of an index-linked bond, interest is paid on the adjusted principal value. Increases or decreases in the principal value of index-linked bonds are recorded as interest income in the fund’s statement of operations.

Mortgage dollar rolls — The fund has entered into mortgage dollar roll transactions in which the fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Mortgage dollar rolls are accounted for as purchase and sale transactions, which may increase the fund’s portfolio turnover rate.

Futures contracts — The fund has entered into futures contracts, which provide for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument for a specified price, date, time and place designated at the time the contract is made. Futures contracts are used to strategically manage portfolio volatility and downside equity risk.

Upon entering into futures contracts, and to maintain the fund’s open positions in futures contracts, the fund is required to deposit with a futures broker, or FCM, in a segregated account in the name of the FCM an amount of cash, U.S. government securities, suitable money market instruments, or other liquid securities, known as initial margin. The margin required for a particular futures contract is set by the exchange on which the contract is traded to serve as collateral, and may be significantly modified from time to time by the exchange during the term of the contract. When initial margin is deposited with brokers, a receivable is recorded in the fund’s statement of assets and liabilities.

On a daily basis, the fund pays or receives variation margin based on the increase or decrease in the value of the futures contracts and records variation margin on futures contracts in the statement of assets and liabilities. In addition, the fund segregates liquid assets equivalent to the fund’s outstanding obligations under the contract in excess of the initial margin and variation margin, if any. Futures contracts may involve a risk of loss in excess of the variation margin shown on the fund’s statement of assets and liabilities. The fund records realized gains or losses at the time the futures contract is closed or expires. Net realized gains or losses and net unrealized appreciation or depreciation from futures contracts are recorded in the fund’s statement of operations. The average month-end notional amount of futures contracts while held was $2,229,594,000.

Interest rate swaps — The fund has entered into interest rate swap contracts, which are agreements to exchange one stream of future interest payments for another based on a specified notional amount. Typically, interest rate swaps exchange a fixed interest rate for a payment that floats relative to a benchmark or vice versa. The fund’s investment adviser uses interest rate swaps to seek to manage the interest rate sensitivity of the fund by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio. Risks may arise as a result of the fund’s investment adviser incorrectly anticipating changes in interest rates, increased volatility, reduced liquidity and the potential inability of counterparties to meet the terms of their agreements.

Upon entering into an interest rate swap contract, the fund is required to deposit cash, U.S. government securities or other liquid securities, which is known as “initial margin.” Generally, the initial margin required for a particular interest rate swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract.

On a daily basis, the fund’s investment adviser records daily interest accruals related to the exchange of future payments as a receivable and payable in the fund’s statement of assets and liabilities. The fund also pays or receives a “variation margin” based on the increase or decrease in the value of the interest rate swaps, including accrued interest, and records variation margin on interest rate swaps in the statement of assets and liabilities. The fund records realized gains and losses on both the net accrued interest and any gain or loss

16	American Funds Mortgage Fund

recognized at the time the interest rate swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from interest rate swaps are recorded in the fund’s statement of operations. The average month-end notional amount of interest rate swaps while held was $7,063,017,000.

The following tables present the financial statement impacts resulting from the fund’s use of futures contracts and interest rate swaps as of, or for the year ended, August 31, 2017 (dollars in thousands):

		Assets		Liabilities
Contract	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures contracts	Interest	Net unrealized appreciation*	$3,997	Net unrealized depreciation*	$181
Interest rate swaps	Interest	Net unrealized appreciation*	6,875	Net unrealized depreciation*	19,024
			$10,872		$19,205

		Net realized gain		Net unrealized appreciation
Contract	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures contracts	Interest	Net realized gain on futures contracts	$7,502	Net unrealized appreciation on futures contracts	$4,734
Interest rate swaps	Interest	Net realized gain on interest rate swaps	10,997	Net unrealized appreciation on interest rate swaps	21,057
			$18,499		$25,791

*	Includes cumulative appreciation/depreciation on futures contracts and interest rate swaps as reported in the applicable tables following the fund’s investment portfolio. Only current day’s variation margin is reported within the statement of assets and liabilities.

Collateral — The fund participates in a collateral program due to its use of futures contracts, interest rate swaps and future delivery contracts. For futures contracts and interest rate swaps, the program calls for the fund to pledge highly liquid assets, such as cash or U.S. Treasury bills, as collateral for initial and variation margin by contract. For future delivery contracts, the program calls for the fund to either receive or pledge highly liquid assets, such as cash or U.S. Treasury bills, as collateral based on the net gain or loss on unsettled contracts by certain counterparties. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligations.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended August 31, 2017, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2013 and by state tax authorities for tax years before 2012.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; cost of investments sold; paydowns on fixed-income securities and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended August 31, 2017, the fund reclassified $10,181,000 from undistributed net realized gain to undistributed net investment income and $11,000 from undistributed net realized gain to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

American Funds Mortgage Fund	17

As of August 31, 2017, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investments were as follows (dollars in thousands):

Undistributed ordinary income	$5,671
Undistributed long-term capital gains	5,409
Gross unrealized appreciation on investments	31,827
Gross unrealized depreciation on investments	(24,965)
Net unrealized appreciation on investments	6,862
Cost of investments	4,305,548

The tax character of distributions paid or accrued to shareholders was as follows (dollars in thousands):

	Year ended August 31, 2017						Year ended August 31, 2016
Share class	Ordinary income		Long-term capital gains		Total dividends and distributions paid or accrued		Ordinary income		Long-term capital gains		Total dividends and distributions paid or accrued
Class A	$4,035		$877		$4,912		$5,271		$124		$5,395
Class B1	—	[2]	—	[2]	—	[2]	5		—	[2]	5
Class C	263		102		365		444		15		459
Class T3	—	[2]	—		—	[2]
Class F-1	343		77		420		389		7		396
Class F-2	1,091		255		1,346		817		11		828
Class F-3[4]	46		—		46
Class 529-A	331		73		404		402		10		412
Class 529-B1	—	[2]	—	[2]	—	[2]	1		—	[2]	1
Class 529-C	64		25		89		108		4		112
Class 529-E	22		5		27		30		1		31
Class 529-T3	—	[2]	—		—	[2]
Class 529-F-1	140		28		168		174		4		178
Class R-1	29		13		42		6		—	[2]	6
Class R-2	33		12		45		52		2		54
Class R-2E	1		—	[2]	1		—	[2]	—	[2]	—	[2]
Class R-3	278		85		363		53		1		54
Class R-4	49		11		60		58		1		59
Class R-5E5	—	[2]	—	[2]	—	[2]	—	[2]	—	[2]	—	[2]
Class R-5	12		2		14		7		—	[2]	7
Class R-6	57,827		9,590		67,417		53,867		1,145		55,012
Total	$64,564		$11,155		$75,719		$61,684		$1,325		$63,009

[1]	Class B and 529-B shares were fully liquidated on May 5, 2017.
[2]	Amount less than one thousand.
[3]	Class T and 529-T shares began investment operations on April 7, 2017.
[4]	Class F-3 shares began investment operations on January 27, 2017.
[5]	Class R-5E shares began investment operations on November 20, 2015.

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.300% on the first $60 million of daily net assets and decreasing to 0.140% on such assets in excess of $10 billion. The agreement also provides for monthly fees, accrued daily, based on a series of decreasing rates beginning with 3.00% on the first $3,333,333 of the fund’s monthly gross income and decreasing to 2.00% on such income in excess of $8,333,333. For the year ended August 31, 2017, the investment advisory services fee was $7,248,000, which was equivalent to an annualized rate of 0.238% of average daily net assets.

18	American Funds Mortgage Fund

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, F-3, R-5E, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.30%
Class 529-A	0.25	0.50
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes T, F-1, 529-T, 529-F-1 and R-4	0.25	0.50

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limits are not exceeded. As of August 31, 2017, unreimbursed expenses subject to reimbursement totaled $53,000 for Class A shares. There were no unreimbursed expenses subject to reimbursement for Class 529-A shares.

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to Class A, C, T, F, 529 and R shares. These services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders. Under the agreement, Class A shares pay an annual fee of 0.01% and Class C, T, F, 529 and R shares pay an annual fee of 0.05% of their respective average daily net assets.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the 529 college savings plan. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $20 billion of the net assets invested in the Class 529 shares of the American Funds and decreasing to 0.03% on such assets in excess of $100 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

American Funds Mortgage Fund	19

For the year ended August 31, 2017, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services		Transfer agent services		Administrative services		529 plan services
Class A	$551		$368		$22		Not applicable
Class B1	1		—	[2]	Not applicable		Not applicable
Class C	243		42		12		Not applicable
Class T3	—		—	[2]	—	[2]	Not applicable
Class F-1	47		27		10		Not applicable
Class F-2	Not applicable		62		24		Not applicable
Class F-3[4]	Not applicable		—	[2]	2		Not applicable
Class 529-A	41		28		9		$13
Class 529-B1	—	[2]	—	[2]	—	[2]	—	[2]
Class 529-C	65		10		3		4
Class 529-E	7		2		1		1
Class 529-T3	—		—	[2]	—	[2]	—	[2]
Class 529-F-1	—		11		4		5
Class R-1	24		5		1		Not applicable
Class R-2	23		13		2		Not applicable
Class R-2E	—	[2]	—	[2]	—	[2]	Not applicable
Class R-3	84		36		8		Not applicable
Class R-4	7		3		1		Not applicable
Class R-5E	Not applicable		—	[2]	—	[2]	Not applicable
Class R-5	Not applicable		—	[2]	—	[2]	Not applicable
Class R-6	Not applicable		1		1,336		Not applicable
Total class-specific expenses	$1,093		$608		$1,435		$23

[1]	Class B and 529-B shares were fully liquidated on May 5, 2017.
[2]	Amount less than one thousand.
[3]	Class T and 529-T shares began investment operations on April 7, 2017.
[4]	Class F-3 shares began investment operations on January 27, 2017.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $17,000 in the fund’s statement of operations reflects $16,000 in current fees (either paid in cash or deferred) and a net increase of $1,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

Security transactions with related funds — The fund may purchase from, or sell securities to, other funds managed by CRMC (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. When such transactions occur, each transaction is executed at the current market price of the security and no brokerage commissions or fees are paid in accordance with Rule 17a-7 of the 1940 Act.

Interfund lending — Pursuant to an exemptive order issued by the SEC, the fund, along with other CRMC-managed funds (or funds managed by certain affiliates of CRMC), may participate in an interfund lending program. The program provides an alternate credit facility that permits the funds to lend or borrow cash for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. The fund did not lend or borrow cash through the interfund lending program at any time during the year ended August 31, 2017.

20	American Funds Mortgage Fund

8. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales[1]		Reinvestments of dividends and distributions				Repurchases[1]		Net (decrease) increase
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Year ended August 31, 2017

Class A	$64,393	6,336	$4,764		471		$(80,215)	(7,913)	$(11,058)	(1,106)
Class B2	9	1	1		—	[3]	(200)	(20)	(190)	(19)
Class C	5,855	578	358		36		(11,131)	(1,102)	(4,918)	(488)
Class T4	10	1	—		—		—	—	10	1
Class F-1	13,684	1,344	419		41		(22,001)	(2,169)	(7,898)	(784)
Class F-2	45,771	4,487	1,282		127		(52,726)	(5,216)	(5,673)	(602)
Class F-3[5]	11,584	1,142	18		2		(714)	(70)	10,888	1,074
Class 529-A	6,666	656	402		40		(5,609)	(554)	1,459	142
Class 529-B2	12	1	—	[3]	—	[3]	(51)	(5)	(39)	(4)
Class 529-C	1,948	192	89		9		(2,345)	(232)	(308)	(31)
Class 529-E	478	47	27		3		(320)	(32)	185	18
Class 529-T4	10	1	—	[3]	—	[3]	—	—	10	1
Class 529-F-1	1,961	195	167		16		(1,382)	(136)	746	75
Class R-1	3,760	374	42		4		(751)	(75)	3,051	303
Class R-2	1,266	126	45		4		(1,119)	(111)	192	19
Class R-2E	86	8	1		—	[3]	(5)	— [3]	82	8
Class R-3	28,485	2,823	362		36		(5,593)	(554)	23,254	2,305
Class R-4	1,256	123	59		6		(1,936)	(190)	(621)	(61)
Class R-5E	—	—	—		—		—	—	—	—
Class R-5	495	49	14		1		(186)	(18)	323	32
Class R-6	1,036,710	102,249	67,416		6,660		(35,009)	(3,453)	1,069,117	105,456
Total net increase (decrease)	$1,224,439	120,733	$75,466		7,456		$(221,293)	(21,850)	$1,078,612	106,339

Year ended August 31, 2016

Class A	$115,671	11,299	$5,219		511		$(55,308)	(5,397)	$65,582	6,413
Class B	185	18	6		1		(320)	(31)	(129)	(12)
Class C	18,166	1,780	452		44		(9,796)	(959)	8,822	865
Class F-1	27,825	2,720	374		37		(15,729)	(1,534)	12,470	1,223
Class F-2	58,841	5,747	724		71		(18,083)	(1,762)	41,482	4,056
Class 529-A	8,237	804	410		40		(3,945)	(384)	4,702	460
Class 529-B	23	2	1		—	[3]	(44)	(4)	(20)	(2)
Class 529-C	3,728	366	111		11		(1,917)	(188)	1,922	189
Class 529-E	402	39	30		3		(347)	(34)	85	8
Class 529-F-1	3,035	296	177		17		(2,594)	(253)	618	60
Class R-1	295	29	6		1		(141)	(14)	160	16
Class R-2	1,564	154	53		5		(761)	(75)	856	84
Class R-2E	—	—	—		—		—	—	—	—
Class R-3	2,172	212	54		5		(1,015)	(98)	1,211	119
Class R-4	2,354	230	59		6		(1,260)	(123)	1,153	113
Class R-5E6	10	1	—		—		—	—	10	1
Class R-5	386	38	8		1		(161)	(16)	233	23
Class R-6	643,528	62,733	55,017		5,392		(94,250)	(9,269)	604,295	58,856
Total net increase (decrease)	$886,422	86,468	$62,701		6,145		$(205,671)	(20,141)	$743,452	72,472

[1]	Includes exchanges between share classes of the fund.
[2]	Class B and 529-B shares were fully liquidated on May 5, 2017.
[3]	Amount less than one thousand.
[4]	Class T and 529-T shares began investment operations on April 7, 2017.
[5]	Class F-3 shares began investment operations on January 27, 2017.
[6]	Class R-5E shares began investment operations on November 20, 2015.

American Funds Mortgage Fund	21

9. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $18,284,817,000 and $17,639,911,000, respectively, during the year ended August 31, 2017.

10. Ownership concentration

At August 31, 2017, the fund had four shareholders, American Funds 2025 Target Date Retirement Fund, American Funds 2020 Target Date Retirement Fund, American Funds College 2021 Fund and American Funds 2030 Target Date Retirement Fund, with aggregate ownership of the fund’s outstanding shares of 17%, 17%, 11% and 10%, respectively. CRMC is the investment adviser to the three target date retirement funds and the one college target date fund.

22	American Funds Mortgage Fund

Financial highlights

		Income (loss) from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimburse- ments		Ratio of expenses to average net assets after reimburse- ments[3]		Ratio of net income (loss) to average net assets[3]
Class A:
Year ended 8/31/2017	$10.23	$.10	$.09	$.19	$(.13)	$(.09)	$(.22)	$10.20	1.94%	$218		.69%		.69%		.98%
Year ended 8/31/2016	10.22	.08	.22	.30	(.16)	(.13)	(.29)	10.23	2.90	229		.68		.68		.79
Year ended 8/31/2015	10.21	.04	.17	.21	(.10)	(.10)	(.20)	10.22	2.09	164		.70		.70		.40
Year ended 8/31/2014	9.84	.10	.39	.49	(.12)	—	(.12)	10.21	4.97	134		.72		.72		1.00
Year ended 8/31/2013	10.30	(.02)	(.24)	(.26)	(.07)	(.13)	(.20)	9.84	(2.54)	174		.64		.64		(.18)
Class C:
Year ended 8/31/2017	10.19	.02	.11	.13	(.06)	(.09)	(.15)	10.17	1.25	21		1.48		1.48		.18
Year ended 8/31/2016	10.18	— [4]	.22	.22	(.08)	(.13)	(.21)	10.19	2.10	26		1.48		1.48		(.01)
Year ended 8/31/2015	10.19	(.05)	.17	.12	(.03)	(.10)	(.13)	10.18	1.14	17		1.50		1.50		(.40)
Year ended 8/31/2014	9.83	.02	.38	.40	(.04)	—	(.04)	10.19	4.09	15		1.54		1.54		.17
Year ended 8/31/2013	10.30	(.10)	(.23)	(.33)	(.01)	(.13)	(.14)	9.83	(3.30)	25		1.47		1.47		(1.03)
Class T:
Period from 4/7/2017 to 8/31/2017[5,6]	10.10	.06	.10	.16	(.06)	—	(.06)	10.20	1.63 [7,8]	—	[9]	.18	[7,8]	.18	[7,8]	.55 [7,8]
Class F-1:
Year ended 8/31/2017	10.23	.10	.09	.19	(.13)	(.09)	(.22)	10.20	1.92	14		.70		.70		.94
Year ended 8/31/2016	10.22	.08	.22	.30	(.16)	(.13)	(.29)	10.23	2.91	23		.67		.67		.92
Year ended 8/31/2015	10.21	.04	.17	.21	(.10)	(.10)	(.20)	10.22	2.08	10		.71		.71		.41
Year ended 8/31/2014	9.84	.10	.38	.48	(.11)	—	(.11)	10.21	4.94	5		.74		.74		.99
Year ended 8/31/2013	10.30	(.03)	(.23)	(.26)	(.07)	(.13)	(.20)	9.84	(2.59)	7		.69		.69		(.25)
Class F-2:
Year ended 8/31/2017	10.23	.12	.11	.23	(.16)	(.09)	(.25)	10.21	2.30	47		.44		.44		1.20
Year ended 8/31/2016	10.22	.11	.22	.33	(.19)	(.13)	(.32)	10.23	3.18	53		.41		.41		1.28
Year ended 8/31/2015	10.21	.07	.17	.24	(.13)	(.10)	(.23)	10.22	2.37	12		.42		.42		.67
Year ended 8/31/2014	9.85	.12	.38	.50	(.14)	—	(.14)	10.21	5.12	10		.46		.46		1.24
Year ended 8/31/2013	10.30	(.01)	(.22)	(.23)	(.09)	(.13)	(.22)	9.85	(2.27)	9		.45		.45		(.06)
Class F-3:
Period from 1/27/2017 to 8/31/2017[5,10]	10.07	.09	.14	.23	(.10)	—	(.10)	10.20	2.33 [7]	11		.31	[11]	.31	[11]	1.55 [11]
Class 529-A:
Year ended 8/31/2017	10.23	.10	.09	.19	(.13)	(.09)	(.22)	10.20	1.98	19		.74		.74		.94
Year ended 8/31/2016	10.21	.08	.22	.30	(.15)	(.13)	(.28)	10.23	2.81	18		.76		.76		.71
Year ended 8/31/2015	10.21	.02	.17	.19	(.09)	(.10)	(.19)	10.21	1.91	13		.79		.79		.32
Year ended 8/31/2014	9.84	.09	.39	.48	(.11)	—	(.11)	10.21	4.87	11		.82		.82		.89
Year ended 8/31/2013	10.30	(.03)	(.23)	(.26)	(.07)	(.13)	(.20)	9.84	(2.63)	11		.74		.74		(.26)

See page 25 for footnotes.

American Funds Mortgage Fund	23

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]		Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimburse- ments		Ratio of expenses to average net assets after reimburse- ments[3]		Ratio of net income (loss) to average net assets[3]
Class 529-C:
Year ended 8/31/2017	$10.18	$.01	$.10	$.11	$(.05)	$(.09)	$(.14)	$10.15	1.10%		$6		1.53%		1.53%		.14%
Year ended 8/31/2016	10.17	(.01)	.22	.21	(.07)	(.13)	(.20)	10.18	2.04		7		1.55		1.55		(.06)
Year ended 8/31/2015	10.18	(.06)	.17	.11	(.02)	(.10)	(.12)	10.17	1.10		5		1.57		1.57		(.47)
Year ended 8/31/2014	9.82	.01	.39	.40	(.04)	—	(.04)	10.18	4.05		4		1.62		1.62		.09
Year ended 8/31/2013	10.30	(.11)	(.24)	(.35)	— [4]	(.13)	(.13)	9.82	(3.42)		9		1.55		1.55		(1.09)
Class 529-E:
Year ended 8/31/2017	10.23	.07	.10	.17	(.11)	(.09)	(.20)	10.20	1.65		2		.98		.98		.71
Year ended 8/31/2016	10.21	.05	.22	.27	(.12)	(.13)	(.25)	10.23	2.66		1		1.01		1.01		.45
Year ended 8/31/2015	10.21	— [4]	.17	.17	(.07)	(.10)	(.17)	10.21	1.65		1		1.04		1.04		.06
Year ended 8/31/2014	9.84	.06	.39	.45	(.08)	—	(.08)	10.21	4.59		1		1.08		1.08		.65
Year ended 8/31/2013	10.30	(.05)	(.24)	(.29)	(.04)	(.13)	(.17)	9.84	(2.90)		2		1.01		1.01		(.49)
Class 529-T:
Period from 4/7/2017 to 8/31/2017[5,6]	10.10	.05	.11	.16	(.06)	—	(.06)	10.20	1.60	[7,8]	—	[9]	.20	[7,8]	.20	[7,8]	.53 [7,8]
Class 529-F-1:
Year ended 8/31/2017	10.23	.12	.09	.21	(.15)	(.09)	(.24)	10.20	2.11		7		.53		.53		1.17
Year ended 8/31/2016	10.22	.09	.22	.31	(.17)	(.13)	(.30)	10.23	3.03		6		.55		.55		.89
Year ended 8/31/2015	10.21	.06	.17	.23	(.12)	(.10)	(.22)	10.22	2.22		6		.57		.57		.54
Year ended 8/31/2014	9.84	.11	.39	.50	(.13)	—	(.13)	10.21	5.08		5		.61		.61		1.10
Year ended 8/31/2013	10.30	— [4]	(.25)	(.25)	(.08)	(.13)	(.21)	9.84	(2.45)		4		.54		.54		(.04)
Class R-1:
Year ended 8/31/2017	10.20	.03	.08	.11	(.05)	(.09)	(.14)	10.17	1.13		4		1.49		1.49		.33
Year ended 8/31/2016	10.19	.01	.22	.23	(.09)	(.13)	(.22)	10.20	2.27		—	[9]	1.33		1.33		.18
Year ended 8/31/2015	10.19	— [4]	.17	.17	(.07)	(.10)	(.17)	10.19	1.61		—	[9]	1.13		1.13		(.06)
Year ended 8/31/2014	9.84	.14	.38	.52	(.17)	—	(.17)	10.19	5.38	[8]	—	[9]	.26	[8]	.26	[8]	1.45 [8]
Year ended 8/31/2013	10.30	(.06)	(.22)	(.28)	(.05)	(.13)	(.18)	9.84	(2.73)[8]		1		.98	[8]	.98	[8]	(.59)[8]
Class R-2:
Year ended 8/31/2017	10.18	.02	.10	.12	(.06)	(.09)	(.15)	10.15	1.18		3		1.46		1.46		.22
Year ended 8/31/2016	10.17	— [4]	.22	.22	(.08)	(.13)	(.21)	10.18	2.10		3		1.49		1.49		(.01)
Year ended 8/31/2015	10.18	(.06)	.17	.11	(.02)	(.10)	(.12)	10.17	1.08		2		1.62		1.62		(.51)
Year ended 8/31/2014	9.83	.02	.39	.41	(.06)	—	(.06)	10.18	4.19	[8]	2		1.47	[8]	1.47	[8]	.23 [8]
Year ended 8/31/2013	10.30	(.08)	(.23)	(.31)	(.03)	(.13)	(.16)	9.83	(3.10)[8]		2		1.21	[8]	1.21	[8]	(.75)[8]
Class R-2E:
Year ended 8/31/2017	10.21	.06	.11	.17	(.10)	(.09)	(.19)	10.19	1.69	[8]	—	[9]	1.12	[8]	1.11	[8]	.63 [8]
Year ended 8/31/2016	10.22	.08	.22	.30	(.18)	(.13)	(.31)	10.21	2.92	[8]	—	[9]	.70	[8]	.60	[8]	.84 [8]
Year ended 8/31/2015	10.21	.06	.17	.23	(.12)	(.10)	(.22)	10.22	2.22	[8]	—	[9]	.57	[8]	.57	[8]	.54 [8]
Period from 8/29/2014 to 8/31/2014[5,12]	10.21	—	—	—	—	—	—	10.21	—		—	[9]	—		—		—

24	American Funds Mortgage Fund

		Income (loss) from investment operations[1]				Dividends and distributions
	Net asset value, beginning of period	Net investment income (loss)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimburse- ments		Ratio of expenses to average net assets after reimburse- ments[3]		Ratio of net income (loss) to average net assets[3]
Class R-3:
Year ended 8/31/2017	$10.22	$.08		$.08	$.16	$(.10)	$(.09)	$(.19)	$10.19	1.59%	$26		1.02%		1.02%		.79%
Year ended 8/31/2016	10.21	.04		.22	.26	(.12)	(.13)	(.25)	10.22	2.57	3		1.00		1.00		.52
Year ended 8/31/2015	10.21	—	[4]	.17	.17	(.07)	(.10)	(.17)	10.21	1.68	2		1.01		1.01		.09
Year ended 8/31/2014	9.84	.08		.39	.47	(.10)	—	(.10)	10.21	4.78 [8]	2		.92	[8]	.92	[8]	.81 [8]
Year ended 8/31/2013	10.30	(.03)		(.24)	(.27)	(.06)	(.13)	(.19)	9.84	(2.67)[8]	2		.80	[8]	.80	[8]	(.34)[8]
Class R-4:
Year ended 8/31/2017	10.23	.10		.09	.19	(.13)	(.09)	(.22)	10.20	1.94	2		.69		.69		.97
Year ended 8/31/2016	10.22	.08		.22	.30	(.16)	(.13)	(.29)	10.23	2.93	3		.65		.65		.88
Year ended 8/31/2015	10.21	.05		.17	.22	(.11)	(.10)	(.21)	10.22	2.16	2		.63		.63		.48
Year ended 8/31/2014	9.84	.11		.38	.49	(.12)	—	(.12)	10.21	5.06	2		.63		.63		1.06
Year ended 8/31/2013	10.30	(.01)		(.24)	(.25)	(.08)	(.13)	(.21)	9.84	(2.50)	2		.60		.60		(.13)
Class R-5E:
Year ended 8/31/2017	10.23	.13		.10	.23	(.17)	(.09)	(.26)	10.20	2.25	—	[9]	.56		.40		1.28
Period from 11/20/2015 to 8/31/2016[5,13]	10.25	.08		.17	.25	(.14)	(.13)	(.27)	10.23	2.39 [7]	—	[9]	.53	[11]	.53	[11]	1.01 [11]
Class R-5:
Year ended 8/31/2017	10.23	.13		.10	.23	(.17)	(.09)	(.26)	10.20	2.25	1		.38		.38		1.31
Year ended 8/31/2016	10.22	.11		.22	.33	(.19)	(.13)	(.32)	10.23	3.19	1		.39		.39		1.14
Year ended 8/31/2015	10.21	.07		.17	.24	(.13)	(.10)	(.23)	10.22	2.40	—	[9]	.38		.38		.72
Year ended 8/31/2014	9.84	.15		.37	.52	(.15)	—	(.15)	10.21	5.29	—	[9]	.43		.43		1.48
Year ended 8/31/2013	10.30	—	[4]	(.23)	(.23)	(.10)	(.13)	(.23)	9.84	(2.29)	5		.38		.38		.05
Class R-6:
Year ended 8/31/2017	10.23	.14		.09	.23	(.17)	(.09)	(.26)	10.20	2.33	3,227		.31		.31		1.40
Year ended 8/31/2016	10.22	.11		.22	.33	(.19)	(.13)	(.32)	10.23	3.27	2,157		.31		.31		1.16
Year ended 8/31/2015	10.21	.08		.17	.25	(.14)	(.10)	(.24)	10.22	2.48	1,553		.32		.32		.80
Year ended 8/31/2014	9.84	.13		.39	.52	(.15)	—	(.15)	10.21	5.33	961		.36		.36		1.32
Year ended 8/31/2013	10.30	.02		(.25)	(.23)	(.10)	(.13)	(.23)	9.84	(2.25)	541		.32		.32		.18

	Year ended August 31
Portfolio turnover rate for all share classes[14]	2017	2016	2015	2014	2013

Excluding mortgage dollar roll transactions	104%	159%	130%	Not available
Including mortgage dollar roll transactions	635%	1,041%	1,205%	812%	658%

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	This column reflects the impact, if any, of certain reimbursements from CRMC. During some of the years shown, CRMC paid a portion of the fund’s transfer agent fees for certain retirement plan share classes.
[4]	Amount less than $.01.
[5]	Based on operations for the period shown and, accordingly, is not representative of a full year.
[6]	Class T and 529-T shares began investment operations on April 7, 2017.
[7]	Not annualized.
[8]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[9]	Amount less than $1 million.
[10]	Class F-3 shares began investment operations on January 27, 2017.
[11]	Annualized.
[12]	Class R-2E shares began investment operations on August 29, 2014.
[13]	Class R-5E shares began investment operations on November 20, 2015.
[14]	Refer to Note 5 for more information on mortgage dollar rolls.

See Notes to Financial Statements

American Funds Mortgage Fund	25

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of American Funds Mortgage Fund

In our opinion, the accompanying statement of assets and liabilities, including the summary investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of American Funds Mortgage Fund (the “Fund”) as of August 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of August 31, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Los Angeles, California
October 18, 2017

26	American Funds Mortgage Fund

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (March 1, 2017, through August 31, 2017).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2, F-3 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

American Funds Mortgage Fund	27

	Beginning account value 3/1/2017	Ending account value 8/31/2017	Expenses paid during period*	Annualized expense ratio
Class A – actual return	$1,000.00	$1,016.91	$3.46	.68%
Class A – assumed 5% return	1,000.00	1,021.78	3.47	.68
Class C – actual return	1,000.00	1,013.95	7.51	1.48
Class C – assumed 5% return	1,000.00	1,017.74	7.53	1.48
Class T – actual return†	1,000.00	1,016.27	1.77	.44
Class T – assumed 5% return†	1,000.00	1,022.99	2.24	.44
Class F-1 – actual return	1,000.00	1,016.85	3.51	.69
Class F-1 – assumed 5% return	1,000.00	1,021.73	3.52	.69
Class F-2 – actual return	1,000.00	1,019.15	2.24	.44
Class F-2 – assumed 5% return	1,000.00	1,022.99	2.24	.44
Class F-3 – actual return	1,000.00	1,018.75	1.58	.31
Class F-3 – assumed 5% return	1,000.00	1,023.64	1.58	.31
Class 529-A – actual return	1,000.00	1,017.57	3.81	.75
Class 529-A – assumed 5% return	1,000.00	1,021.42	3.82	.75
Class 529-C – actual return	1,000.00	1,012.69	7.71	1.52
Class 529-C – assumed 5% return	1,000.00	1,017.54	7.73	1.52
Class 529-E – actual return	1,000.00	1,016.43	4.93	.97
Class 529-E – assumed 5% return	1,000.00	1,020.32	4.94	.97
Class 529-T – actual return†	1,000.00	1,015.98	2.06	.51
Class 529-T – assumed 5% return†	1,000.00	1,022.63	2.60	.51
Class 529-F-1 – actual return	1,000.00	1,017.73	2.64	.52
Class 529-F-1 – assumed 5% return	1,000.00	1,022.58	2.65	.52
Class R-1 – actual return	1,000.00	1,012.82	7.56	1.49
Class R-1 – assumed 5% return	1,000.00	1,017.69	7.58	1.49
Class R-2 – actual return	1,000.00	1,013.24	7.21	1.42
Class R-2 – assumed 5% return	1,000.00	1,018.05	7.22	1.42
Class R-2E – actual return	1,000.00	1,015.63	5.74	1.13
Class R-2E – assumed 5% return	1,000.00	1,019.51	5.75	1.13
Class R-3 – actual return	1,000.00	1,015.21	5.18	1.02
Class R-3 – assumed 5% return	1,000.00	1,020.06	5.19	1.02
Class R-4 – actual return	1,000.00	1,016.93	3.46	.68
Class R-4 – assumed 5% return	1,000.00	1,021.78	3.47	.68
Class R-5E – actual return	1,000.00	1,018.98	1.48	.29
Class R-5E – assumed 5% return	1,000.00	1,023.74	1.48	.29
Class R-5 – actual return	1,000.00	1,018.47	1.93	.38
Class R-5 – assumed 5% return	1,000.00	1,023.29	1.94	.38
Class R-6 – actual return	1,000.00	1,018.85	1.53	.30
Class R-6 – assumed 5% return	1,000.00	1,023.69	1.53	.30

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).
†	The period for the “annualized expense ratio” and “actual return” line is based on the number of days since the share class began investment operations on April 7, 2017. The “assumed 5% return” line is based on 184 days.

28	American Funds Mortgage Fund

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended August 31, 2017:

Long-term capital gains	$11,155,000
U.S. government income that may be exempt from state taxation	$10,929,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2018, to determine the calendar year amounts to be included on their 2017 tax returns. Shareholders should consult their tax advisors.

American Funds Mortgage Fund	29

Approval of Investment Advisory and Service Agreement

American Funds Mortgage Fund’s board has approved the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through April 30, 2018. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all of the fund’s independent board members. The board and the committee determined that the fund’s advisory fee structure was fair and reasonable in relation to the services provided, and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year and otherwise provided to them, as well as information prepared specifically in connection with their review of the agreement, and were advised by their independent counsel. They considered the following factors, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor, and each board and committee member did not necessarily attribute the same weight to each factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of CRMC and the Capital Group organization; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CRMC to the fund under the agreement and other agreements, as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its objective of providing current income and preservation of capital. They compared the fund’s investment results with those of other relevant funds (including funds that currently form the basis of the Lipper index for the category in which the fund is included), and data such as relevant market and fund indexes, over various periods through October 31, 2016. This report, including the letter to shareholders and related disclosures, contains certain information about the fund’s investment results. The board and the committee reviewed the fund’s investment results measured against the Lipper Intermediate U.S. Government Funds Average, the Lipper GNMA Funds Average, and the Bloomberg Barclays U.S. Mortgage Backed Securities Index. They noted the fund’s relatively short lifetime, and that the results were above the Lipper Intermediate U.S. Government Funds Average for the one-year, three-year, five-year and lifetime periods, and in-line with the year-to-date period; and above the results of the Lipper GNMA Funds Average for all periods considered. They further noted that results were below the results of the Bloomberg Barclays index for all periods considered. The board and the committee concluded that the fund’s investment results have been satisfactory for renewal of the agreement and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and expenses were below the median of the other funds in the Lipper Intermediate U.S. Government Funds Average. The board and the committee also considered the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase. In addition, they reviewed information regarding the effective advisory fees charged to non-mutual fund clients by CRMC and its affiliates. They noted that, to the extent there were differences between the advisory fees paid by the fund and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational, regulatory and market differences between advising the fund and the other clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, and that the fund’s shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

30	American Funds Mortgage Fund

4. Ancillary benefits

The board and the committee considered a variety of other benefits that CRMC and its affiliates receive as a result of CRMC’s relationship with the fund and other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC and its institutional management affiliates in managing other investment vehicles. The board and the committee reviewed CRMC’s portfolio trading practices, noting the benefits CRMC receives from the research obtained with commissions from portfolio transactions made on behalf of the fund. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and related cost allocation methodology as well as its willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. The board and the committee also compared CRMC’s profitability and compensation data to the reported results and data of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

American Funds Mortgage Fund	31

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
William H. Baribault, 1945	2010	CEO and President, Richard Nixon Foundation; Chairman of the Board and CEO, Oakwood Enterprises (private investment and consulting)	80	General Finance Corporation
James G. Ellis, 1947	2010	Dean and Professor of Marketing, Marshall School of Business, University of Southern California	80	Mercury General Corporation
Leonard R. Fuller, 1946	2010	Private investor; former President and CEO, Fuller Consulting (financial management consulting)	80	None
Mary Davis Holt, 1950	2015-2016 2017	Principal, Mary Davis Holt Enterprises, LLC (leadership development consulting); former Partner, Flynn Heath Holt Leadership, LLC (leadership consulting); former COO, Time Life Inc. (1993–2003)	77	None
R. Clark Hooper, 1946 Chairman of the Board (Independent and Non-Executive)	2010	Private investor	80	None
Merit E. Janow, 1958	2010	Dean and Professor, Columbia University, School of International and Public Affairs	79	MasterCard Incorporated; Trimble Inc.
Laurel B. Mitchell, PhD, 1955	2010	Distinguished Professor of Accounting, University of Redlands; former Director, Accounting Program, University of Redlands	76	None
Frank M. Sanchez, 1943	2010	Principal, The Sanchez Family Corporation dba McDonald’s Restaurants (McDonald’s licensee)	76	None
Margaret Spellings, 1957	2010	President, The University of North Carolina; former President, George W. Bush Foundation; former President and CEO, Margaret Spellings & Company (public policy and strategic consulting); former President, U.S. Chamber Foundation and Senior Advisor to the President and CEO, U.S. Chamber of Commerce	81	ClubCorp Holdings, Inc.

We are deeply saddened by the loss of Dr. Steadman Upham, who passed away on July 30, 2017. Dr. Upham served as an independent trustee on the boards of several American Funds since 2001. His wise counsel and friendship will be missed.

Interested trustees4,5

Name, year of birth and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
John H. Smet, 1956 Vice Chairman of the Board	2010	Partner — Capital Fixed Income Investors, Capital Research and Management Company; Director, Capital Research and Management Company	22	None
Michael C. Gitlin, 1970	2015	Partner — Capital Fixed Income Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.;[6] served as Head of Fixed Income at a large investment management firm prior to joining Capital Research and Management Company in 2015	18	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the American Funds website at americanfunds.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

32	American Funds Mortgage Fund

Other officers5

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
David J. Betanzos, 1974 President	2014	Partner — Capital Fixed Income Investors, Capital Research and Management Company
Fergus N. MacDonald, 1969 Senior Vice President	2010	Partner — Capital Fixed Income Investors, Capital Research and Management Company
Kristine M. Nishiyama, 1970 Senior Vice President	2010	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company; Senior Vice President and General Counsel, Capital Bank and Trust Company[6]
Steven I. Koszalka, 1964 Secretary	2010	Vice President — Fund Business Management Group, Capital Research and Management Company
Brian C. Janssen, 1972 Treasurer	2012	Vice President — Investment Operations, Capital Research and Management Company
Jane Y. Chung, 1974 Assistant Secretary	2014	Associate — Fund Business Management Group, Capital Research and Management Company
Dori Laskin, 1951 Assistant Treasurer	2010	Vice President — Investment Operations, Capital Research and Management Company
Gregory F. Niland, 1971 Assistant Treasurer	2015	Vice President — Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[4]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[5]	All of the directors/trustees and/or officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[6]	Company affiliated with Capital Research and Management Company.

American Funds Mortgage Fund	33

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34	American Funds Mortgage Fund

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American Funds Mortgage Fund	35

Office of the fund

6455 Irvine Center Drive
Irvine, CA 92618-4518

Investment adviser

Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618-4518

Transfer agent for shareholder accounts

American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets

Bank of New York Mellon
One Wall Street
New York, NY 10286

Counsel

Morgan, Lewis & Bockius LLP
300 South Grand Avenue, 22nd Floor
Los Angeles, CA 90071-3132

Independent registered public accounting firm

PricewaterhouseCoopers LLP
601 South Figueroa Street
Los Angeles, CA 90017-3874

Principal underwriter

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

36	American Funds Mortgage Fund

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com. Fund shares offered through American Funds Distributors, Inc.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete August 31, 2017, portfolio of American Funds Mortgage Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

American Funds Mortgage Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at (800) SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of American Funds Mortgage Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2017, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

Bloomberg® is a trademark of Bloomberg Finance L.P. (collectively with its affiliates, “Bloomberg”). Barclays® is a trademark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Neither Bloomberg nor Barclays approves or endorses this material, guarantees the accuracy or completeness of any information herein and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

American Funds from Capital Group

The Capital AdvantageSM

Since 1931, American Funds, part of Capital Group, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in a superior long-term track record.

Aligned with investor success

We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 27 years of investment experience, including 21 years at our company, reflecting a career commitment to our long-term approach.1

The Capital System

The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds’ superior long-term track record

Equity funds have beaten their Lipper peer indexes in 93% of 10-year periods and 98% of 20-year periods. Fixed income funds have beaten their Lipper indexes in 80% of 10-year periods and 80% of 20-year periods.2 Fund management fees have been among the lowest in the industry.3

[1]	Portfolio manager experience as of December 31, 2016.
[2]	Based on Class F-2 share results for rolling periods through December 31, 2016. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except Capital Income Builder and SMALLCAP World Fund, for which the Lipper average was used). Expenses differ for each share class, so results will vary. Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on Class A share results without a sales charge, adjusted for typical estimated expenses. Results for certain funds with an inception date after August 1, 2008, also include hypothetical returns because those funds’ Class F-2 shares sold after the funds’ date of first offering. Please see americanfunds.com for more information on specific expense adjustments and the actual dates of first sale.
[3]	On average, our management fees were in the lowest quintile 73% of the time, based on the 20-year period ended December 31, 2016, versus comparable Lipper categories, excluding funds of funds.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-9225 or to the Secretary of the Registrant, 6455 Irvine Center Drive, Irvine, California 92618.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Laurel B. Mitchell, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2016	$71,000
2017	$78,000

b) Audit-Related Fees:
2016	None
2017	None

c) Tax Fees:
2016	$7,000
2017	$7,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
2016	None
2017	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2016	$17,000
2017	None
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2016	$9,000
2017	None
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2016	$2,000
2017	None
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $37,000 for fiscal year 2016 and $7,000 for fiscal year 2017. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were ------------------------------. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

American Funds Mortgage Fund®

Investment portfolio

August 31, 2017

Bonds, notes & other debt instruments 90.68% Mortgage-backed obligations 56.25% Federal agency mortgage-backed obligations 53.28%	Principal?amount (000)	Value (000)
Fannie Mae 2.986% 20171	$48	$48
Fannie Mae 2.50% 20331	2,311	2,337
Fannie Mae 2.50% 20331	644	648
Fannie Mae 3.00% 20331	441	450
Fannie Mae 3.50% 20341	26,020	27,334
Fannie Mae 3.50% 20351	14,633	15,337
Fannie Mae 4.00% 20361	20,065	21,416
Fannie Mae 4.00% 20361	10,023	10,700
Fannie Mae 4.00% 20361	9,442	10,080
Fannie Mae 4.00% 20361	7,577	8,089
Fannie Mae 4.00% 20361	6,831	7,291
Fannie Mae 4.00% 20361	4,702	5,020
Fannie Mae 4.00% 20361	4,381	4,677
Fannie Mae 4.00% 20361	2,201	2,350
Fannie Mae 4.00% 20361	953	1,017
Fannie Mae 5.00% 20401	1,024	1,095
Fannie Mae 2.275% 20431	194	185
Fannie Mae 2.275% 20431	126	120
Fannie Mae 2.275% 20431	110	104
Fannie Mae 2.275% 20431	85	81
Fannie Mae 2.525% 20431	221	217
Fannie Mae 2.525% 20431	146	143
Fannie Mae 2.525% 20431	145	142
Fannie Mae 2.525% 20431	142	140
Fannie Mae 2.525% 20431	134	131
Fannie Mae 2.525% 20431	129	127
Fannie Mae 2.525% 20431	122	119
Fannie Mae 2.525% 20431	104	102
Fannie Mae 2.525% 20431	103	101
Fannie Mae 2.525% 20431	98	96
Fannie Mae 2.525% 20431	87	85
Fannie Mae 2.525% 20431	83	81
Fannie Mae 2.525% 20431	82	81
Fannie Mae 2.525% 20431	83	81
Fannie Mae 2.525% 20431	69	68
Fannie Mae 2.525% 20431	69	67
Fannie Mae 2.525% 20431	52	51
Fannie Mae 2.775% 20431	449	448
Fannie Mae 2.775% 20431	387	387
Fannie Mae 2.775% 20431	366	365
Fannie Mae 2.775% 20431	286	286
Fannie Mae 2.775% 20431	229	228
Fannie Mae 2.775% 20431	218	217
Fannie Mae 2.775% 20431	130	130
Fannie Mae 2.775% 20431	131	130
Fannie Mae 2.775% 20431	130	129

American Funds Mortgage Fund — Page 1 of 9

Bonds, notes & other debt instruments Mortgage-backed obligations (continued) Federal agency mortgage-backed obligations (continued)	Principal?amount (000)	Value (000)
Fannie Mae 2.775% 20431	$111	$110
Fannie Mae 2.775% 20431	109	108
Fannie Mae 2.775% 20431	107	106
Fannie Mae 2.775% 20431	102	102
Fannie Mae 2.775% 20431	63	63
Fannie Mae 2.775% 20431	60	60
Fannie Mae 2.775% 20431	57	56
Fannie Mae 2.775% 20431	47	47
Fannie Mae 3.025% 20431	351	355
Fannie Mae 3.025% 20431	214	217
Fannie Mae 3.025% 20431	194	197
Fannie Mae 3.025% 20431	172	174
Fannie Mae 3.025% 20431	139	141
Fannie Mae 3.025% 20431	110	111
Fannie Mae 3.025% 20431	100	101
Fannie Mae 3.025% 20431	88	89
Fannie Mae 3.025% 20431	85	86
Fannie Mae 3.025% 20431	79	80
Fannie Mae 3.025% 20431	45	46
Fannie Mae 3.275% 20431	217	223
Fannie Mae 3.275% 20431	163	167
Fannie Mae 3.275% 20431	121	124
Fannie Mae 3.275% 20431	73	75
Fannie Mae 3.275% 20431	62	64
Fannie Mae 3.275% 20431	33	34
Fannie Mae 4.00% 20431	7,471	7,960
Fannie Mae 4.00% 20451	12,476	13,297
Fannie Mae 3.50% 20461	34,890	36,294
Fannie Mae 3.50% 20461	19,779	20,633
Fannie Mae 3.50% 20461	6,076	6,330
Fannie Mae 3.50% 20461	3,688	3,842
Fannie Mae 3.50% 20461	3,005	3,126
Fannie Mae 3.50% 20461	2,728	2,842
Fannie Mae 3.50% 20461	2,603	2,708
Fannie Mae 3.50% 20461	1,294	1,348
Fannie Mae 4.00% 20461	8,544	9,034
Fannie Mae 4.50% 20461	7,913	8,511
Fannie Mae 3.50% 20471,2	22,700	23,521
Fannie Mae 4.00% 20471	78,090	82,545
Fannie Mae 4.00% 20471,2	62,425	65,856
Fannie Mae 4.00% 20471,2	50,000	52,826
Fannie Mae 4.00% 20471	29,477	31,159
Fannie Mae 4.00% 20471	22,000	23,255
Fannie Mae 4.00% 20471	21,935	23,187
Fannie Mae 4.00% 20471	21,663	22,899
Fannie Mae 4.00% 20471	10,525	11,126
Fannie Mae 4.00% 20471	5,119	5,411
Fannie Mae 4.00% 20471	5,107	5,398
Fannie Mae 4.00% 20471	2,780	2,938
Fannie Mae 4.50% 20471	6,610	7,114
Fannie Mae 4.50% 20471,2	1,300	1,397
Fannie Mae 3.50% 20531	2,310	2,352
Freddie Mac 3.50% 20351	76,793	80,503
Freddie Mac 3.50% 20351	4,802	5,034

American Funds Mortgage Fund — Page 2 of 9

Bonds, notes & other debt instruments Mortgage-backed obligations (continued) Federal agency mortgage-backed obligations (continued)	Principal?amount (000)	Value (000)
Freddie Mac 4.00% 20361	$2,249	$2,381
Freddie Mac 4.00% 20361	1,921	2,052
Freddie Mac 4.00% 20361	1,405	1,501
Freddie Mac 6.00% 20381	173	196
Freddie Mac 4.00% 20411	373	394
Freddie Mac 3.50% 20451	32,096	33,576
Freddie Mac 3.50% 20461	471	484
Freddie Mac 4.00% 20461	15,105	15,973
Freddie Mac 4.50% 20461	1,871	2,010
Freddie Mac 3.50% 20471	26,260	27,359
Freddie Mac 4.00% 20471,2	247,248	260,895
Freddie Mac 4.00% 20471,2	100,000	105,680
Freddie Mac 4.00% 20471	70,399	74,448
Freddie Mac 4.00% 20471	33,067	34,969
Freddie Mac 4.00% 20471	20,673	21,862
Freddie Mac 4.00% 20471	9,427	9,969
Freddie Mac 4.50% 20471,2	36,700	39,438
Freddie Mac Pool #760014 2.972% 20451,3	25,269	26,101
Freddie Mac, Series KS01, Class A2, multifamily 2.522% 20231	480	489
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class HA, 2.00% 20561	18,942	19,153
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-1, Class HA, 2.00% 20561	13,673	13,927
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class MA, 3.00% 20561	17,306	17,731
Government National Mortgage Assn. 4.00% 20321	1,039	1,106
Government National Mortgage Assn. 4.00% 20321	679	723
Government National Mortgage Assn. 6.50% 20321	1,205	1,402
Government National Mortgage Assn. 3.75% 20341	1,400	1,476
Government National Mortgage Assn. 4.25% 20341	1,268	1,359
Government National Mortgage Assn. 3.25% 20351	3,294	3,437
Government National Mortgage Assn. 3.25% 20351	1,955	2,040
Government National Mortgage Assn. 3.25% 20351	1,745	1,820
Government National Mortgage Assn. 3.25% 20351	1,683	1,756
Government National Mortgage Assn. 5.00% 20351	808	877
Government National Mortgage Assn. 3.75% 20371	561	594
Government National Mortgage Assn. 6.50% 20381	366	417
Government National Mortgage Assn. 6.50% 20381	144	164
Government National Mortgage Assn. 6.50% 20381	58	61
Government National Mortgage Assn. 6.00% 20391	3,883	4,416
Government National Mortgage Assn. 3.25% 20401	1,207	1,256
Government National Mortgage Assn. 3.25% 20401	1,175	1,221
Government National Mortgage Assn. 3.25% 20401	833	866
Government National Mortgage Assn. 5.00% 20401	503	541
Government National Mortgage Assn. 5.50% 20401	4,098	4,589
Government National Mortgage Assn. 4.00% 20411	1,155	1,184
Government National Mortgage Assn. 4.50% 20411	1,739	1,858
Government National Mortgage Assn. 4.50% 20411	1,006	1,046
Government National Mortgage Assn. 4.50% 20411	908	944
Government National Mortgage Assn. 4.50% 20411	786	838
Government National Mortgage Assn. 4.50% 20411	450	482
Government National Mortgage Assn. 5.00% 20411	4,582	4,921
Government National Mortgage Assn. 5.00% 20411	2,907	3,123
Government National Mortgage Assn. 5.00% 20411	1,228	1,283
Government National Mortgage Assn. 6.50% 20411	450	501
Government National Mortgage Assn. 2.75% 20421	716	721
Government National Mortgage Assn. 2.75% 20421	575	578

American Funds Mortgage Fund — Page 3 of 9

Bonds, notes & other debt instruments Mortgage-backed obligations (continued) Federal agency mortgage-backed obligations (continued)	Principal?amount (000)	Value (000)
Government National Mortgage Assn. 2.75% 20421	$427	$430
Government National Mortgage Assn. 2.75% 20421	404	406
Government National Mortgage Assn. 2.75% 20421	294	295
Government National Mortgage Assn. 2.75% 20421	271	273
Government National Mortgage Assn. 2.75% 20421	72	72
Government National Mortgage Assn. 3.50% 20421	689	725
Government National Mortgage Assn. 3.50% 20421	678	713
Government National Mortgage Assn. 4.00% 20421	964	1,019
Government National Mortgage Assn. 4.00% 20421	728	768
Government National Mortgage Assn. 4.00% 20421	663	700
Government National Mortgage Assn. 4.50% 20421	1,758	1,875
Government National Mortgage Assn. 3.50% 20431	1,063	1,116
Government National Mortgage Assn. 3.50% 20431	939	980
Government National Mortgage Assn. 4.00% 20431	1,033	1,067
Government National Mortgage Assn. 3.75% 20441	1,768	1,870
Government National Mortgage Assn. 4.25% 20441	968	1,035
Government National Mortgage Assn. 4.50% 20451	560	597
Government National Mortgage Assn. 4.50% 20451	191	204
Government National Mortgage Assn. 4.00% 20461	8,233	8,530
Government National Mortgage Assn. 4.00% 20461	6,923	7,172
Government National Mortgage Assn. 4.00% 20471	191,368	202,533
Government National Mortgage Assn. 4.00% 20471,2	90,000	94,732
Government National Mortgage Assn. 4.00% 20471,2	50,000	52,691
Government National Mortgage Assn. 4.00% 20471	28,293	29,992
Government National Mortgage Assn. 4.00% 20471,2	7,500	7,889
Government National Mortgage Assn. 4.50% 20471	25,436	27,135
Government National Mortgage Assn. 4.50% 20471,2	19,000	20,196
Government National Mortgage Assn. 4.50% 20471	3,948	4,213
Government National Mortgage Assn. 4.801% 20611	199	201
Government National Mortgage Assn. 5.158% 20621	170	176
Government National Mortgage Assn. 5.404% 20641	50	50
Government National Mortgage Assn. 4.875% 20651	2,032	2,091
Government National Mortgage Assn. 4.769% 20661	831	848
Government National Mortgage Assn. 5.173% 20661	564	584
Government National Mortgage Assn., Series 2011-H02, Class BA, 4.45% 20611,3	270	275
Government National Mortgage Assn., Series 2016-H04, Class CI, interest only, 2.580% 20621,3	22,322	598
Government National Mortgage Assn., Series 2016-H13, Class IO, interest only, 0.754% 20661,3	120,500	2,364
		1,922,516
Collateralized mortgage-backed (privately originated) 2.88%
Connecticut Avenue Securities, Series 2014-C02, Class 1M1, (1-month USD-LIBOR + 0.95%) 2.184% 20241,3	71	71
Connecticut Avenue Securities, Series 2014-C03, Class 2M1, (1-month USD-LIBOR + 1.20%) 2.434% 20241,3	39	39
Connecticut Avenue Securities, Series 2014-C03, Class 1M1, (1-month USD-LIBOR + 1.20%) 2.434% 20241,3	29	29
Freddie Mac, Series 2015-DN1, Class M2, (1-month USD-LIBOR + 2.40%) 3.634% 20251,3	798	800
Mill City Mortgage Trust, Series 2017-1, Class A1, 2.75% 20581,3,4	9,147	9,272
Mortgage Repurchase Agreement Financing Trust, Series 2017-1, Class A1, (1-month USD-LIBOR + 0.85%) 2.081% 20191,3,4	10,525	10,528
Nationstar HECM Loan Trust, Series 2016-3A, Class A, 2.013% 20261,4,5	2,128	2,150
Nationstar HECM Loan Trust, Series 2016-2A, Class A, 2.2394% 20261,3,4,5	1,031	1,038
Nationstar HECM Loan Trust, Series 2017-1A, Class A, 1.968% 20271,4,5	4,767	4,766
Towd Point Mortgage Trust, Series 2016-4, Class A1, 2.25% 20561,3,4	10,402	10,416
Towd Point Mortgage Trust, Series 2016-3, Class A1, 2.25% 20561,3,4	3,227	3,234
Towd Point Mortgage Trust, Series 2017-1, Class A1, 2.75% 20561,3,4	20,604	20,909

American Funds Mortgage Fund — Page 4 of 9

Bonds, notes & other debt instruments Mortgage-backed obligations (continued) Collateralized mortgage-backed (privately originated) (continued)	Principal?amount (000)	Value (000)
Towd Point Mortgage Trust, Series 2017-4, Class A1, 2.75% 20571,3,4	$21,075	$21,342
Towd Point Mortgage Trust, Series 2015-2, Class 2A11, 3.00% 20571,3,4	18,819	19,127
		103,721
Commercial mortgage-backed securities 0.09%
UBS-Barclays Commercial Mortgage Trust, Series 2012-C2, Class A2, 2.113% 20631	119	119
WF-RBS Commercial Mortgage Trust, Series 2013-C18, Class ASB, 3.676% 20461	3,000	3,169
		3,288
Total mortgage-backed obligations		2,029,525
U.S. Treasury bonds & notes 16.89% U.S. Treasury 8.99%
U.S. Treasury 0.75% 2019	10,000	9,895
U.S. Treasury 1.50% 2020	3,098	3,106
U.S. Treasury 1.75% 2021	5,000	5,023
U.S. Treasury 2.00% 2021	24,000	24,378
U.S. Treasury 2.00% 2021	12,000	12,174
U.S. Treasury 1.75% 2022	20,000	20,074
U.S. Treasury 1.875% 2022	84,000	84,682
U.S. Treasury 1.875% 2022	28,000	28,241
U.S. Treasury 2.125% 20226	46,000	46,827
U.S. Treasury 1.625% 2023	35,321	34,953
U.S. Treasury 2.50% 2023	24,679	25,603
U.S. Treasury 2.875% 2045	7,575	7,803
U.S. Treasury 2.875% 2046	21,000	21,614
		324,373
U.S. Treasury inflation-protected securities 7.90%
U.S. Treasury Inflation-Protected Security 0.125% 20227	2,418	2,439
U.S. Treasury Inflation-Protected Security 0.125% 20237	5,539	5,553
U.S. Treasury Inflation-Protected Security 0.125% 20247	12,637	12,600
U.S. Treasury Inflation-Protected Security 0.375% 20256,7	57,533	58,065
U.S. Treasury Inflation-Protected Security 2.375% 20257	30,538	35,213
U.S. Treasury Inflation-Protected Security 0.125% 20267	13,796	13,565
U.S. Treasury Inflation-Protected Security 2.00% 20267	48,501	55,134
U.S. Treasury Inflation-Protected Security 0.375% 20277	24,337	24,330
U.S. Treasury Inflation-Protected Security 2.125% 20417	537	687
U.S. Treasury Inflation-Protected Security 0.75% 20427	32,862	32,190
U.S. Treasury Inflation-Protected Security 1.375% 20447	40,564	45,407
		285,183
Total U.S. Treasury bonds & notes		609,556
Federal agency bonds & notes 12.19%
Fannie Mae 0.875% 2019	30,000	29,722
Fannie Mae 1.00% 2019	85,000	84,549
Fannie Mae 1.875% 2022	195,000	196,437
Freddie Mac 0.875% 2018	85,000	84,599
Freddie Mac 0.875% 2019	45,000	44,590
		439,897

American Funds Mortgage Fund — Page 5 of 9

Bonds, notes & other debt instruments Asset-backed obligations 5.33%	Principal?amount (000)	Value (000)
AmeriCredit Automobile Receivables Trust, Series 2014-4, Class B, 1.87% 20191	$1,500	$1,501
AmeriCredit Automobile Receivables Trust, Series 2013-4, Class C, 2.72% 20191	602	603
AmeriCredit Automobile Receivables Trust, Series 2017-1, Class A2A, 1.51% 20201	4,867	4,866
AmeriCredit Automobile Receivables Trust, Series 2017-2, Class A2A, 1.65% 20201	11,560	11,562
Angel Oak Capital Advisors, LLC, Series 2013-9A, Class A1R, CLO, (3-month USD-LIBOR + 1.01%) 2.317% 20251,3,4	1,200	1,200
BlueMountain CLO Ltd., Series 2014-2A, Class AR, (3-month USD LIBOR + 0.93%) 2.237% 20261,3,4	5,240	5,242
BlueMountain CLO Ltd., Series 2013-4A, Class AR, (3-month USD-LIBOR + 1.01%) 2.314% 20251,3,4	2,230	2,230
Capital One Multi-asset Execution Trust, Series 2015-A5, Class A5, 1.60% 20211	4,315	4,320
Chase Issuance Trust, Series 2015-A5, Class A, 1.36% 20201	5,390	5,389
Chase Issuance Trust, Series 2015-A7, Class A, 1.62% 20201	25,295	25,334
CIFC Funding Ltd., Series 2013-4A, Class A1R, (3-month USD-LIBOR + 1.12%) 2.438% 20241,3,4	5,000	5,000
CIFC Funding Ltd., Series 2012-2A, Class A1R, CLO, (3-month USD-LIBOR + 1.35%) 2.568% 20241,3,4	4,003	4,010
CIFC Funding Ltd., Series 2014-3A, Class AR, (3-month USD-LIBOR + 0.95%) 2.263% 20261,3,4	4,000	4,000
Consumer Loan Underlying Bond Credit, Series 2017-NP1, Class A, 2.39% 20231,4	1,859	1,860
CPS Auto Receivables Trust, Series 2015-A, Class A, 1.53% 20191,4	522	522
CPS Auto Receivables Trust, Series 2015-C, Class A, 1.77% 20191,4	1,077	1,077
CPS Auto Receivables Trust, Series 2016-B, Class A, 2.07% 20191,4	1,351	1,354
CPS Auto Receivables Trust, Series 2016-A, Class A, 2.25% 20191,4	1,998	2,001
CPS Auto Receivables Trust, Series 2016-D, Class A, 1.50% 20201,4	2,434	2,430
CPS Auto Receivables Trust, Series 2017-A, Class A, 1.68% 20201,4	4,079	4,076
CPS Auto Receivables Trust, Series 2017-C, Class A, 1.78% 20201,4	1,231	1,231
Drive Auto Receivables Trust, Series 2017-BA, Class A2, 1.59% 20181,4	5,279	5,285
Drive Auto Receivables Trust, Series 2016-CA, Class A2, 1.41% 20191,4	683	683
Drive Auto Receivables Trust, Series 2017-2, Class A2A, 1.63% 20191	3,995	3,996
Drive Auto Receivables Trust, Series 2017-1, Class A2A, 1.67% 20191	6,955	6,957
Drive Auto Receivables Trust, Series 2016-AA, Class B, 3.17% 20201,4	967	970
Drivetime Auto Owner Trust, Series 2017-1A, Class A, 1.56% 20201,4	3,599	3,597
Drivetime Auto Owner Trust, Series 2017-2A, Class A, 1.72% 20201,4	9,755	9,759
Dryden Senior Loan Fund, Series 2012-24RA, Class AR, CLO, (3-month USD-LIBOR + 1.29%) 2.605% 20231,3,4	1,116	1,118
Emerson Park CLO Ltd, Series 2013-1A, Class A1AR, CLO, (3-month USD-LIBOR + 0.98%) 2.284% 20251,3,4	1,575	1,575
Exeter Automobile Receivables Trust, Series 2016-1A, Class A, 2.35% 20201,4	1,010	1,011
Finn Square CLO Ltd., Series 2012-1A, Class A1R, CLO, (3-month USD-LIBOR + 1.21%) 2.367% 20231,3,4	2,252	2,257
Hyundai Auto Lease Securitization Trust, Series 2017-A, Class A1, 0.82% 20181,4	474	474
Palmer Square Ltd., Series 2013-1, Class A1R, (3-month USD-LIBOR + 0.97%) 2.279% 20251,3,4	2,463	2,468
Santander Drive Auto Receivables Trust, Series 2016-2, Class A2B, (1-month USD-LIBOR + 0.65%) 1.877% 20191,3	131	131
Santander Drive Auto Receivables Trust, Series 2015-1, Class B, 1.97% 20191	806	807
Santander Drive Auto Receivables Trust, Series 2017-2, Class A2, 1.60% 20201	10,665	10,664
Santander Drive Auto Receivables Trust, Series 2015-2, Class B, 1.83% 20201	2,596	2,597
Santander Drive Auto Receivables Trust, Series 2015-3, Class B, 2.07% 20201	1,501	1,503
Santander Drive Auto Receivables Trust, Series 2014-3, Class C, 2.13% 20201	592	593
Santander Drive Auto Receivables Trust, Series 2014-1, Class C, 2.36% 20201	3,813	3,820
Santander Drive Auto Receivables Trust, Series 2016-1, Class B, 2.47% 20201	3,500	3,520
Santander Drive Auto Receivables Trust, Series 2014-4, Class C, 2.60% 20201	8,692	8,729
Santander Drive Auto Receivables Trust, Series 2013-4, Class C, 3.25% 20201	177	177
SLM Private Credit Student Loan Trust, Series 2008-9, Class A, (3-month USD-LIBOR + 1.50%) 2.814% 20231,3	1,845	1,891
SLM Private Credit Student Loan Trust, Series 2010-1, Class A, (1-month USD-LIBOR + 0.40%) 1.634% 20251,3	187	185
Sound Point CLO Ltd, Series 2013-2A, Class A1R, CLO, (3-month USD LIBOR + 0.99%) 2.294% 20251,3,4	1,142	1,142
Symphony CLO Ltd, Series 2013-12A, Class AR, CLO, (3-month USD-LIBOR + 1.03%) 2.334% 20251,3,4	2,855	2,855
Voya CLO Ltd., Series 2014-4A, Class A1R, (3-month USD-LIBOR + 0.95%) 2.254% 20261,3,4	4,765	4,765
Westlake Automobile Receivables Trust, Series 2016-3, Class A2, 1.42% 20191,4	3,503	3,502

American Funds Mortgage Fund — Page 6 of 9

Bonds, notes & other debt instruments Asset-backed obligations (continued)	Principal?amount (000)	Value (000)
Westlake Automobile Receivables Trust, Series 2017-1A, Class A2, 1.78% 20201,4	$10,120	$10,130
Westlake Automobile Receivables Trust, Series 2017-2A, Class A2A, 1.80% 20201,4	5,230	5,231
		192,200
Corporate bonds & notes 0.02% Financials 0.02%
Carlyle Investment Management (1-month USD-LIBOR + 2.00%) 3.299% 20191,3,4,5,8	855	855
Total corporate bonds & notes		855
Total bonds, notes & other debt instruments (cost: $3,252,000,000)		3,272,033
Short-term securities 29.07%
Ciesco LLC 1.29% due 11/15/20174	5,000	4,986
Coca-Cola Co. 1.22% due 12/6/20174	50,000	49,843
ExxonMobil Corp. 1.08% due 9/14/2017	26,100	26,089
Federal Farm Credit Banks 1.13% due 1/26/2018	100,000	99,552
Federal Home Loan Bank 1.03%–1.11% due 9/15/2017–12/7/2017	275,200	274,727
Freddie Mac 1.02%–1.03% due 11/10/2017–11/20/2017	115,000	114,760
General Electric Co. 1.08% due 9/1/2017	70,500	70,498
Hershey Co. 1.14% due 9/19/20174	30,000	29,982
Mizuho Bank, Ltd. 1.34% due 11/21/20174	45,000	44,871
Nordea Bank AB 1.22% due 11/14/20174	5,700	5,685
Private Export Funding Corp. 1.26% due 11/17/20174	55,000	54,853
Sumitomo Mitsui Banking Corp. 1.26% due 11/27/20174	40,000	39,874
Svenska Handelsbanken Inc. 1.24% due 11/16/20174	8,500	8,477
U.S. Treasury Bills 1.01%–1.02% due 11/16/2017–11/24/2017	225,000	224,513
Total short-term securities (cost: $1,048,609,000)		1,048,710
Total investment securities 119.75% (cost: $4,300,609,000)		4,320,743
Other assets less liabilities (19.75)%		(712,516)
Net assets 100.00%		$3,608,227

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount9 (000)	Value at 8/31/201710 (000)	Unrealized appreciation (depreciation) at 8/31/2017 (000)
30 Day Federal Funds Futures	Long	2,006	October 2017	$835,833	$826,245	$373
20 Year U.S. Treasury Bond Futures	Long	397	December 2017	39,700	61,969	354
30 Year Ultra U.S. Treasury Bond Futures	Long	32	December 2017	3,200	5,411	41
10 Year Ultra U.S. Treasury Note Futures	Short	277	December 2017	(27,700)	(37,819)	(181)
5 Year U.S. Treasury Note Futures	Long	17,607	January 2018	1,760,700	2,086,429	3,229
						$3,816

American Funds Mortgage Fund — Page 7 of 9

Swap contracts

Interest rate swaps

Receive	Pay	Expiration date	Notional (000)	Value at 8/31/2017 (000)	Upfront payments/ receipts (000)	Unrealized (depreciation) appreciation at 8/31/2017 (000)
U.S. EFFR	1.17865%	11/1/2017	$4,666,600	$(140)	$—	$(140)
U.S. EFFR	1.1745%	11/1/2017	9,333,400	(187)	—	(187)
U.S. EFFR	1.2165%	11/1/2017	6,400,000	(448)	—	(448)
U.S. EFFR	1.2465%	1/31/2018	6,550,000	(196)	—	(196)
3-month USD-LIBOR	1.217%	9/22/2021	70,000	1,317	—	1,317
3-month USD-LIBOR	1.225%	9/22/2021	70,000	1,295	—	1,295
3-month USD-LIBOR	1.2796%	10/11/2021	100,000	1,672	—	1,672
3-month USD-LIBOR	1.785%	3/27/2022	35,000	(84)	—	(84)
3-month USD-LIBOR	2.74125%	11/22/2023	4,000	(211)	—	(211)
3-month USD-LIBOR	2.683%	8/4/2024	16,000	(823)	—	(823)
3-month USD-LIBOR	2.27%	12/5/2026	69,600	(1,420)	—	(1,420)
3-month USD-LIBOR	2.24%	12/5/2026	85,400	(1,522)	—	(1,522)
3-month USD-LIBOR	3.34%	6/27/2044	11,000	(2,224)	—	(2,224)
3-month USD-LIBOR	3.206%	7/31/2044	7,000	(1,224)	—	(1,224)
3-month USD-LIBOR	3.238%	8/8/2044	6,000	(1,088)	—	(1,088)
3-month USD-LIBOR	3.2265%	9/25/2044	12,500	(2,244)	—	(2,244)
3-month USD-LIBOR	2.7045%	1/2/2045	16,500	(1,156)	—	(1,156)
3-month USD-LIBOR	2.4945%	1/9/2045	7,000	(179)	—	(179)
3-month USD-LIBOR	2.454%	1/15/2045	7,000	(119)	—	(119)
3-month USD-LIBOR	2.525%	10/20/2045	10,000	(323)	—	(323)
3-month USD-LIBOR	2.516%	10/20/2045	15,000	(455)	—	(455)
3-month USD-LIBOR	2.5315%	10/26/2045	16,000	(539)	—	(539)
3-month USD-LIBOR	2.57067%	11/9/2045	6,600	(278)	—	(278)
3-month USD-LIBOR	2.6485%	11/16/2045	6,525	(385)	—	(385)
3-month USD-LIBOR	2.52822%	11/23/2045	13,350	(440)	—	(440)
3-month USD-LIBOR	2.59125%	12/16/2045	13,500	(630)	—	(630)
3-month USD-LIBOR	2.4095%	1/14/2046	10,000	(72)	—	(72)
3-month USD-LIBOR	2.33725%	2/1/2046	25,000	216	—	216
3-month USD-LIBOR	1.991%	6/13/2046	6,000	509	—	509
3-month USD-LIBOR	1.9905%	6/13/2046	4,000	340	—	340
3-month USD-LIBOR	1.7985%	6/30/2046	12,000	1,526	—	1,526
3-month USD-LIBOR	2.7265%	12/22/2046	34,000	(2,637)	—	(2,637)
					$—	$(12,149)

1	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
2	Purchased on a TBA basis.
3	Coupon rate may change periodically.
4	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $435,263,000, which represented 12.06% of the net assets of the fund.
5	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $8,809,000, which represented .24% of the net assets of the fund.
6	A portion of this security was pledged as collateral. The total value of pledged collateral was $67,270,000, which represented 1.86% of the net assets of the fund.
7	Index-linked bond whose principal amount moves with a government price index.
8	Value determined using significant unobservable inputs.
9	Notional amount is calculated based on the number of contracts and notional contract size.
10	Value is calculated based on the notional amount and current market price.

American Funds Mortgage Fund — Page 8 of 9

Key to abbreviations and symbol
CLO = Collateralized Loan Obligations
EFFR = Federal Funds Effective Rate
LIBOR = London Interbank Offered Rate
TBA = To-be-announced
USD/$ = U.S. dollars

Additional financial disclosures are included in the fund’s current shareholder report and should be read in conjunction with this report.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com. Fund shares offered through American Funds Distributors, Inc.

MFGEFPX-042-1017O-S60733	American Funds Mortgage Fund — Page 9 of 9

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of American Funds Mortgage Fund

In our opinion, the accompanying statement of assets and liabilities, including the summary investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights (included in Item 1 of this Form N-CSR) and the investment portfolio (included in Item 6 of this Form N-CSR) present fairly, in all material respects, the financial position of American Funds Mortgage Fund (the "Fund") as of August 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements, financial highlights, and investment portfolio (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of August 31, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Los Angeles, California

October 18, 2017

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)	There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN FUNDS MORTGAGE FUND

By /s/ David J. Betanzos
David J. Betanzos, President and Principal Executive Officer

Date: October 31, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ David J. Betanzos
David J. Betanzos, President and Principal Executive Officer

Date: October 31, 2017

By /s/ Brian C. Janssen
Brian C. Janssen, Treasurer and Principal Financial Officer

Date: October 31, 2017